                                                                    EXHIBIT 10.3


                        UNION BANK OF CALIFORNIA CENTER


                                  OFFICE LEASE


                                     BETWEEN


                       WALTON SEATTLE INVESTORS I, L.L.C.,
                      A DELAWARE LIMITED LIABILITY COMPANY

                                    LANDLORD


                                       AND


                                  N2H2, INC.,
                            A WASHINGTON CORPORATION

                                     TENANT

                                TABLE OF CONTENTS


                                                                                                                Page
                                                                                                                ----
1.       Basic Lease Terms........................................................................................1

         a)       REFERENCE DATE OF LEASE.........................................................................1
         b)       TENANT..........................................................................................1
         c)       LANDLORD........................................................................................1
         d)       TENANT'S USE OF PREMISES........................................................................1
         e)       BUILDING........................................................................................1
         f)       PREMISES........................................................................................1
         g)       PREMISES AREA...................................................................................1
         h)       PROPERTY AREA...................................................................................1
         i)       TENANT'S PRO RATA SHARE.........................................................................1
         j)       TERM OF LEASE...................................................................................1
         k)       COMMENCEMENT DATE...............................................................................1
         l)       BASE RENT.......................................................................................2
         m)       BASE TAX YEAR...................................................................................2
         n)       BASE EXPENSE YEAR...............................................................................2
         o)       PREPAID RENT....................................................................................2
         p)       TOTAL SECURITY DEPOSIT..........................................................................2
         q)       PARKING.........................................................................................2
         r)       BROKER(S).......................................................................................2
         s)       GUARANTOR(S)....................................................................................2

2.       Definitions..............................................................................................2

3.       Premises.................................................................................................4

4.       Term.....................................................................................................4

5.       Base Rent................................................................................................4

6.       Additional Rent..........................................................................................4

7.       Condition of Premises....................................................................................8

8.       Use and Rules............................................................................................9

9.       Services and Utilities...................................................................................9

10.      Alterations and Liens...................................................................................11

11.      Repairs.................................................................................................12

12.      Casualty Damage.........................................................................................13


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
13.      Insurance, Subrogation, and Waiver of Claims............................................................13

14.      Condemnation............................................................................................14

15.      Return of Possession....................................................................................15

16.      Holding Over............................................................................................15

17.      No Waiver...............................................................................................15

18.      Attorneys' Fees and Jury Trial..........................................................................16

19.      Personal Property Taxes, Rent Taxes and Other Taxes.....................................................16

20.      Subordination, Attornment,. Estoppel and Holder Protection..............................................16

21.      Assignment and Subletting...............................................................................17

22.      Rights Reserved By Landlord.............................................................................19

23.      Tenant's Default........................................................................................20

24.      Landlord's Remedies.....................................................................................21

25.      Landlord's Right to Cure................................................................................23

26.      Conveyance by Landlord and Liability....................................................................23

27.      Indemnification.........................................................................................24

28.      Safety and Security Devices, Services and Programs......................................................25

29.      Communications and Computer Lines.......................................................................25

30.      Hazardous Materials.....................................................................................27

31.      Notices.................................................................................................28

32.      Real Estate Brokers.....................................................................................28

33.      Security Deposit........................................................................................28

34.      Entire Agreement........................................................................................29

35.      Parking.................................................................................................29

36.      Miscellaneous...........................................................................................29

                                  OFFICE LEASE


         THIS LEASE is made between WALTON SEATTLE INVESTORS I, L.L.C., a Delaware limited liability company ("Landlord") and N2H2, INC., a Washington corporation ("Tenant").

1.       BASIC LEASE TERMS.

         a)       REFERENCE DATE OF LEASE:              March 12, 1999


         b)       TENANT:                               N2H2, INC.

                  i)  Address (leased Premises)         Suite 3400 900 Fourth Avenue
                                                        Seattle, WA 98164


         c)       LANDLORD:                             WALTON SEATTLE INVESTORS I, L.L.C.


                  i)  (Address for Notices)             c/o Trammell Crow Company
                                                        Suite 1750, Union Bank of California Center
                                                        Seattle, WA 98164
                                                        Attn.: Lita Johnson, Building Manager

                  Copy to:                              Walton Seattle Investors I, L.L.C.
                                                        c/o Walton Street Capital, L.L.C.
                                                        900 N. Michigan Avenue, 19th Floor
                                                        Chicago, IL 60611
                                                        Attn.: Luke Massar

         d)       TENANT'S USE OF PREMISES:             General Office Use.


         e)       BUILDING:                             Union Bank of California Center ("Building")
                                                        900 Fourth Avenue
                                                        Seattle, WA 98164
                                                        as legally described on Exhibit A-1, subject to the
                                                        provisions herein contained.


         f) PREMISES: the Premises shall be defined as that certain space on the 34th floor, 35th floor and a portion of the 33rd floor of the Building, known as Suite 3400 ("Premises"), as illustrated on Exhibit A-2.

         g) PREMISES AREA: the parties agree that the Rentable Area of the Premises is 30,071 square feet.

         h) PROPERTY AREA: the parties agree that the Rentable Area of the Building is 536,356 square feet.

         i)       TENANT'S PRO RATA SHARE: 5.61%.

         j)       TERM OF LEASE: the term of this Lease shall be for sixty-eight
                  (68) months

         k) COMMENCEMENT DATE: the commencement date for floor 33 and 34 shall mean that date which is the earlier of (i) Substantial Completion of the Tenant Improvements described in the Work Letter Agreement attached hereto as Exhibit B, if any, and the tender of possession of the Premises to Tenant; (ii) the date that Tenant opens for business on the 33rd floor; or (iii) April 1, 1999 ("Commencement Date").

                  The commencement date for floor 35 shall mean the date which is the earlier (i) Substantial Completion of the Tenant Improvements described in the Work Letter Agreement attached hereto as Exhibit B, if any, and the tender of possession of the Premises to Tenant; (ii) the date that Tenant opens for business on the 35th floor, or (iii) November 1, 1999.

         l)       BASE RENT:

                  4/1/99 through 10/31/99:     $25,933.46 per month.
                  11/1/99 through 12/31/99:    $56,159.69 per month.
                  1/1/00 through 10/31/00:     $56,770.22 per month.
                  11/1/00 through 12/31/00:    $70,482.50 per month.
                  1/1/01 through 12/31/01:     $71,912.75 per month.
                  1/1/02 through 12/31/02:     $74,418.67 per month.
                  1/1/03 through 12/31/O3:     $76,924.58 per month.
                  1/1/04 through 11/30/04:     $79,430.50 per month.

         m)       BASE TAX YEAR:  1999.

         n)       BASE EXPENSE YEAR:  1999.

         o)       PREPAID RENT:  N/A.

         p)       TOTAL SECURITY DEPOSIT: See Exhibit C, Section 3.

         q) PARKING: Fifteen (15) stalls upon Commencement increasing on November 1, 1999 to twenty-four (24) stalls if floor 33 terminated and twenty-seven (27) stalls if floor 33 retained.

         r)       BROKER(S):

                  i)       Landlord: Raymond Attisha, Trammell Crow Company

                  ii)      Tenant: Clay Nielsen, Washington Partners, Inc.

         s)       GUARANTOR(S):  N/A.

                  Section 1 represents a summary of the basic terms of this Lease. In the event of any inconsistency between the terms contained in Section 1 and any specific clause of this Lease, the terms of the more specific Cause shall prevail.

2. DEFINITIONS. Unless otherwise defined herein, the following terms shall have the following meanings.

         a) "Business Hours" shall mean Monday through Friday, 8:00 a.m. to 6:00 p.m. and 8:00 a.m. to 12:00 p.m. on Saturdays (excluding Holidays) or as may be amended in writing by Landlord from time to time during the Term of this Lease.

         b) "Common Areas" shall mean the Building's common entrances, lobbies, restrooms, elevators, stairways and access-ways, loading docks, ramps, drives and platforms and any passageways and service-ways thereto, and the common pipes, conduits, wires and appurtenant equipment serving the Premises; and loading and unloading areas, trash areas, parking areas, roadways, sidewalks, walkways, parkways, driveways and landscaped areas and similar areas and facilities appurtenant to the Building.


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
         c) "Default Rate" shall mean fifteen percent (15%) per annum, or the highest rate permitted by applicable Law, whichever shall be less.

         d) "Holder" shall mean the holder of any Mortgage at the time in question, and where such Mortgage is a ground lease, such term shall refer to the ground lessor.

         e) "Holiday" shall mean New Years Day, Presidents Day, Memorial Day, Independence Day, Labor Day, Veterans' Day, Thanksgiving Day, Christmas Day.

         f) "Landlord" and "Tenant" shall be applicable to one or more Persons as the case may be, and the singular shall include the plural, and the neuter shall include the masculine and feminine; and if there be more than one, the obligations thereof shall be joint and several. For purposes of any provisions indemnifying or limiting the liability of Landlord, the term "Landlord" shall include Landlord's present and future partners, beneficiaries, trustees, officers, directors, employees, shareholders, principals, agents, affiliates, successors and assigns.

         g) "Law" shall mean all federal, state, county and local governmental and municipal laws, statutes, ordinances, rules, regulations, codes, decrees, orders and other such requirements, applicable equitable remedies and decisions by courts in cases where such decisions are considered binding precedents in the state in which the Property is located, and decisions of federal courts applying the Laws of such State.

         h) "Mortgage" shall mean all mortgages, deeds of trust, security deeds, ground or underlying leases, and other such security instruments or encumbrances now or hereafter placed upon the Property or Building, or any part thereof, and all renewals, modifications, consolidations, spreaders, replacements or extensions thereof, and all indebtedness now or hereafter secured thereby and all interest thereon.

         i) "Person" shall mean an individual, trust, partnership, joint venture, association, corporation, limited liability company and any other entity.

         j) "Prime Rate" shall mean the prime rate (or base rate) reported in the Money Rates column or section of the Wall Street Journal as being the base rate on corporate loans at large U.S. money center commercial banks (whether or not such rate has actually been charged by any such bank) on the first day on which the Wall Street Journal is published in the month preceding the month in which the subject costs are incurred.

         k) "Property" shall mean the Building, and any common or pubic areas or facilities, easements, corridors, lobbies, sidewalks, loading areas, driveways, landscaped areas, sky-walks, parking garages and lots, and any and all other structures or facilities operated or maintained in connection with or for the benefit of the Building, and all parcels or tracts of land on which all or any portion of the Building or any of the other foregoing items are located, and any fixtures, machinery, equipment, apparatus, Systems and Equipment, furniture and other personal property located thereon or therein and used in connection therewith, whether title is held by Landlord or its affiliates. Possession of areas necessary for utilities, services, safety and operation of the Property, including the Systems and Equipment, fire stairways, perimeter walls, space between the finished ceiling of the Premises and the slab of the floor or roof of the Property there above, and the use thereof together with the right to install, maintain, operate, repair and replace the Systems and Equipment, including any of the same in, through, under or above the Premises In locations that will not materially interfere with Tenant's use of the Premises, are hereby excepted and reserved by Landlord, and not demised to Tenant.

         l) "Systems and Equipment" shall mean any plant, machinery, transformers, duct work, cable, wires for Landlord use, and other equipment, facilities, and systems designed to supply heat, ventilation, air conditioning and humidity or any other services or utilities, or comprising or serving as any component or portion of the electrical, gas, steam, plumbing, sprinkler, Landlord communications, alarm, security, or fire/life/safety systems or equipment, or any other mechanical, electrical, electronic, computer or other systems or equipment for the Property.

3. PREMISES. Commencing on and continuing throughout the Term of this Lease, Landlord hereby leases to Tenant and Tenant hereby leases from Landlord the Premises as defined in Section 1.g). The Premises shall be improved as set forth in Work Letter, if at all, attached hereto and made a part hereof as Exhibit B, as more fully described below.

4.       TERM. The term of this Lease shall be for the period designated in
         Section 1.j), commencing on the Commencement Date, and ending on the expiration of such period, unless the term shall be sooner terminated as hereinafter provided ("Term").

         a) The Commencement Date shall not be extended or delayed on account of any delays caused or contributed to by any acts or omissions of Tenant. Rent shall be abated to the extent that Landlord fails: (i) to substantially complete any improvements to the Premises required to be performed by Landlord under any separate agreement signed by both parties, or (ii) to deliver possession of the Premises for any other reason, including but not limited to holding over by prior occupants, except to the extent that Tenant, its contractors, agents or employees in any way contribute to either such failures. Except as otherwise provided herein, this Lease shall not be voided or voidable on account of any such delays.

         b) If the Commencement Date is delayed, the Expiration Date shall not be similarly extended, unless Landlord shall so elect (in which case, the parties shall confirm the same in writing). During any period that Tenant shall be permitted to enter the Premises prior to the Commencement Date other than to occupy the same (e.g., to perform alterations or improvements), Tenant shall comply with all terms and provisions of this Lease, except those provisions requiring the payment of Rent.

5. BASE RENT. The Base Rent for the Term of this Lease shall be as set forth in Section 1.l) above, payable in advance on or before the first day of each calendar month during the Term without offset or demand. If the Term commences on a day other than the first day of a calendar month, or ends on a day other than the last day of a calendar month, then the Base Rent for such month shall be prorated on the basis of 1/30th of the monthly Base Rent for each day of such month.

6.       ADDITIONAL RENT.

         a) TAXES. Tenant shall, in addition to all other sums due under this Lease, pay Landlord an amount equal to Tenant's Pro rata Share of Taxes, as defined below, in excess of the amount of Taxes paid by Landlord during the base tax year set forth in
                  Section 1.m) ("Base Tax Year").

                  i) "Taxes" shall mean all federal, state, county, or local governmental or municipal taxes, fees, charges or other impositions of every kind and nature, whether general, special, ordinary or extraordinary, including without limitation, real estate taxes, general and special assessments, transit taxes, water and sewer rents taxes based upon the receipt of rent including gross receipts or sales taxes applicable to the receipt of rent or service or value added taxes (unless required to be paid by Tenant under Section 19, personal property taxes imposed upon the fixtures, machinery, equipment, apparatus, Systems and Equipment, appurtenances, furniture and other personal property used in connection with the

                           Property which Landlord shall pay during any calendar year, any portion of which occurs during the Term (without regard to any different fiscal year used by such government or municipal authority) because of or in connection with the ownership, leasing and operation of the Property. Notwithstanding the foregoing, there shall be excluded from Taxes all excess profits taxes, franchise taxes, gift taxes, capital stock taxes, inheritance and succession taxes, estate taxes, federal and state income taxes, and other taxes to the extent applicable to Landlord's general or net income (as opposed to rents, receipts or income attributable to operations at the Property) and any fees, penalties or interest added to any tax because of late payment, non-payment or otherwise. If the method of taxation of real estate prevailing at the time of execution hereof shall be, or has been altered, so as to cause the whole or any part of the taxes now, hereafter or heretofore levied, assessed or imposed on real estate to be levied, assessed or imposed on Landlord, wholly or partially, as a capital levy or otherwise, or on or measured by the rents received therefrom, then such new or altered taxes attributable to the Property shall be included within the term "Taxes" except that the same shall not include any enhancement of said tax attributable to other income of Landlord. Any expenses incurred by Landlord in attempting to protest, reduce or minimize Taxes shall be included in Taxes in the calendar year such expenses are paid. Tax refunds shall be deducted from Taxes in the year they are received by Landlord. If Taxes for the Base Tax Year are reduced as the result of protest, or by means of agreement, or as the result of legal proceedings or otherwise, Landlord may adjust Tenant's obligations for Taxes in all years following the Tax Base Year, and Tenant shall pay Landlord within thirty (30) days after notice any additional amount required by such adjustment for any such years or portions thereof that have theretofore occurred. If Taxes for any period during the Term or any extension thereof, shall be increased after payment thereof by Landlord, for any reason, including without limitation error or reassessment by applicable governmental or municipal authorities, Tenant shall pay Landlord upon demand Tenant's Pro rata Share of such increased Taxes. Tenant shall pay increased Taxes whether Taxes are increased as a result of increases in the assessments or valuation of the Property (whether based on a sale, change or refinancing of the Property or otherwise), increases in the tax rates, reduction or elimination of any rollbacks or other deductions available under current law, scheduled reductions of any tax abatement, as a result of the elimination, invalidity or withdrawal of any tax abatement, or for any other cause whatsoever. Notwithstanding the foregoing, if any Taxes shall be paid based on assessments or bills by a governmental or municipal authority using a fiscal year other than a calendar year, Landlord may elect to average the assessments or bills for the subject calendar year, based on the number of months of such calendar year included in each such assessment or bill.

         b) OPERATING EXPENSES. Tenant shall, in addition to all other sums due under this Lease, pay Landlord an amount equal to Tenant's Pro rata Share of Operating Expenses, as defined below, in excess of the amount of Operating Expenses paid by Landlord during the base expense year set forth in Section 1.n) ("Base Expense Year").

                  i) "Operating Expenses" shall mean all costs of operation and maintenance attributable to the Property ("Operating Expenses") as determined by standard accounting practices, including, without limitation, the following costs by way of illustration: Common Area operation and maintenance charges; water and sewer charges; the cost of insurance (including any deductible amount) which Landlord elects to maintain with respect to the Property including the parking facilities therein, and/or the operation thereof, including, without limitation, rental income insurance and all other forms of insurance; utilities; janitorial services; security; labor; utilities surcharges; all amortization of the costs, including financing costs for capital expenditures, prorated on a monthly basis, (i) required by a governmental entity for energy conservation, life safety or other purposes, or (ii) made by Landlord to reduce Operating Expenses, shall be amortized over the useful life of such improvements in accordance with such reasonable life and amortization schedules as shall be determined by Landlord in accordance with generally accepted accounting principles, with interest on the unamortized amount at one percent (1%) in excess of the Prime Rate, or such higher rate as may have been paid by Landlord on borrowed funds; costs incurred in the management of the Property, if any; the fair market rental value of any onsite building management office, management fees for independent contractors performing management services, wages and salaries of employees used in the management, operation and maintenance of the Property, payroll taxes and similar governmental charges with respect thereto and administrative fees; legal and accounting fees incurred in connection with the operation, maintenance and administration of the Property which are acceptable under generally accepted accounting principles; air conditioning; waste disposal; heating; ventilating; elevator maintenance; supplies; materials; equipment; tools; and maintenance costs and upkeep of all Common Areas, including, without limitation, the cost and expense of maintenance, repair operations and upkeep of the parking facilities in the Property (to the extent that costs of such maintenance, repair operations and upkeep is not paid by any operator of the parking facilities pursuant to a parking management contract with Landlord). Operating Expenses shall not include (i) the initial construction costs of the Property, the costs of providing the Tenant Improvements to Tenant or any other tenant, or the depreciation of such costs; (ii) debt service (including, without limitation, interest, principal and any impound payments) required to be made on any Mortgage recorded with respect to all or any part of the Property other than financing costs for capital expenditures set forth in the immediately preceding sentence; (iii) any rent payable under any ground lease now or hereafter affecting the Property; (iv) capital expenditures except as specifically included in the immediately preceding sentence; and (v) specific costs incurred for the account of specific tenants of the Property. Notwithstanding the foregoing definitions, as to each specific category for which one or more tenants of the Property either pays directly to third parties or specifically reimburses Landlord (e.g., separately metered utilities, separately contracted janitorial service, property taxes directly reimbursed to Landlord, etc.), such tenant's payments with respect thereto shall not be included in Operating Expenses for purposes of this definition and, for each such specific category of Operating Expenses, Tenant's Percentage shall be adjusted by excluding from the calculation thereof the rentable area of all tenants paying such category of Operating Expenses directly to third parties or reimbursing the same directly to Landlord. Operating Costs should exclude: advertising and promotional costs: leasing commissions; space planning costs; costs incurred in leasing, negotiating, resolving lease disputes with tenants, enforcing leases; costs of obtaining permits and constructing tenant improvements; asbestos removal; costs associated with Building fire code violations; property manager office space greater than 5,000 usable square feet; fines, penalties or interest charges.

         c) TENANT'S PRO RATA SHARE. "Tenant's Pro rata Share" of Taxes and Operating Expenses shall be the rentable area of the Premises divided by the rentable area of the Property on the last day of the calendar year for which Taxes or Operating Expenses are being determined. Except as provided expressly to the contrary herein, the Rentable area of the Property" shall include all rentable area of all space leased or available for lease at the Property, which Landlord may reasonably re-determine from time to time, to reflect re-configurations, additions or modifications to the Property. If the Property or any development of which is it a part, shall contain non-office uses, Landlord shall have the right to determine in accordance with sound accounting and management principles,

                  Tenant's Pro rata Share of Taxes and Operating Expenses for only the office portion of the Property or of such development, in which event, Tenant's Pro rata Share shall be based on the ratio of the rentable area of the Premises to the rentable area of such office portion. Similarly, if the Property shall contain tenants who do not participate in all or certain categories of Taxes or Operating Expenses on a pro rata basis, Landlord may exclude the amount of Taxes or Operating Expenses, or such categories of the same, as the case may be, attributable to such tenants, and exclude the rentable area of their premises, in computing Tenant's Pro rata Share.

         d) MANNER OF PAYMENT. Taxes and Operating Expenses shall be paid in the following manner:

                  i) Landlord may reasonably estimate in advance the amounts Tenant shall owe for Taxes and Operating Expenses for any full or partial calendar year of the Term. In such event, Tenant shall pay such estimated amounts, on a monthly basis, on or before the first day of each calendar month, together with Tenant's payment of Base Rent. Such estimate may be reasonably adjusted from time to time by Landlord.

                  ii) Within one hundred twenty days (120) days after the end of each calendar year, or as soon thereafter as practicable, Landlord shall provide a statement (the "Statements") to Tenant showing: (a) the amount of actual Taxes and Operating Expenses for such calendar year, with a listing of amounts for major categories of Operating Expenses, and such amounts for the Base Years, (b) any amount paid by Tenant towards Taxes and Operating Expenses during such calendar year on an estimated basis, and (c) any revised estimate of Tenants obligations for Taxes and Operating Expenses for the current calendar year.

                  iii) If the Statement shows that Tenant's estimated payments were less than Tenant's actual obligations for Taxes and Operating Expenses for such year, Tenant shall pay the difference. If the Statement shows an increase in Tenant's estimated payments for the current calendar year, Tenant shall pay the difference between the new and former estimates, for the period from January 1 of the current calendar year through the month in which the Statement is sent. Tenant shall make such payment within thirty
                           (30) days after Landlord sends the Statement.

                  iv) If the Statement shows that Tenant's estimated payments exceeded Tenant's actual obligations for Taxes and Operating Expenses, Tenant shall receive a credit for the difference against payments of Rent next due. If the Term shall have expired and no further Rent shall be due, Tenant shall receive a refund of such difference, within thirty (30) days after Landlord sends the Statement to tenants last known address.

                  v) So long as Tenants obligations hereunder are not materially adversely affected thereby, Landlord reserves the right to reasonably change, from time to time, the manner or timing of the foregoing payments. In lieu of providing one Statement covering Taxes and Operating Expenses, Landlord may provide separate statements, at the same or different times. No delay by Landlord in providing the Statement (or separate statements) shall be deemed a default by Landlord or a waiver of Landlord's right to require payment of Tenant's obligations for actual or estimated Taxes or Operating Expenses. In no event shall a decrease in Taxes or Operating Expenses below the Base Year amounts, ever decrease the monthly Base Rent, or give rise to a credit in favor of Tenant.

         e) PRORATION. If the Term commences other than on January 1, or ends other than on December 31, Tenant's obligations to pay estimated and actual amounts towards Taxes and Operating Expenses for such first or final calendar years shall be prorated to reflect the portion of such years included in the Term. Such proration shall be made by multiplying the total estimated or actual (as the case may be) Taxes and Operating Expenses, for such calendar years, as well as the Base Year amounts, by a fraction, the numerator of which shall be the number of days of the Term during such calendar year, and the denominator of which shall be 365.

         f) BASE YEAR ADJUSTMENTS. If Taxes for the Base Tax Year are reduced as the result of protest, or by means of agreement, or as the result of legal proceedings or otherwise, Landlord may adjust Tenant's obligations for Taxes in all years following the Base Tax Year, and Tenant shall pay Landlord within thirty
                  (30) days after notice any additional amount required by such adjustment for any such years or portions thereof that have theretofore occurred. Landlord may exclude from the Base Expense Year, any non-recurring items, including capital expenditures otherwise permitted as Operating Expenses of the Lease (and shall only include the amortization of such expenditures in subsequent year Operating Expenses, including any remaining amortization of permitted capital expenditures made prior to or after the Commencement Date). If Landlord eliminates from any subsequent year's Operating Expenses a recurring category of expenses previously included in the Base Expense Year, Landlord may subtract such category from the Base Expense Year commencing with such subsequent year.

         g) RENT AND OTHER CHARGES. Base Rent, Taxes, Operating Expenses, and any other amounts which Tenant is or becomes obligated to pay Landlord under this Lease or other agreement entered in connection herewith, are sometimes herein referred to collectively as "Rent," and all remedies applicable to the non-payment of Rent shall be applicable thereto. Rent shall be paid at any office maintained by Landlord or its agent at the Property, or at such other place as Landlord may designate. All Rent, and all other amounts payable to Landlord by Tenant pursuant to the provisions of this Lease, shall be paid to Landlord, without notice, demand, abatement, deduction or offset, in lawful money of the United States at Landlord's office in the Property or to such other person or at such other place as Landlord may designate from time to time by written notice given to Tenant. No payment by Tenant or receipt by Landlord of a lesser amount than the correct Rent due hereunder shall be deemed to be other than a payment on account; nor shall any endorsement or statement or any check or any letter accompanying any check or payment be deemed to effect or evidence an accord and satisfaction; and Landlord may accept such check or payment without prejudice to Landlords right to recover the balance or pursue any other remedy in this Lease or at law or in equity provided.

         h) LATE CHARGE; INTEREST. Tenant acknowledges that the late payment of Rent or any portion thereof or any other amounts payable by Tenant to Landlord hereunder may cause Landlord to incur administrative costs and other damages, the exact amount of which would be impracticable or extremely difficult to ascertain. Landlord and Tenant agree that if Landlord does not receive any payment of any such Rent or portion thereof on or before ten (10) business days after the date the payment is due, Tenant shall pay to Landlord, as additional rent, (a) a late charge equal to one and a half of the overdue amount to cover such additional administrative costs; and (b) interest on the delinquent amounts at the Default Rate from the date due to the date paid.

7. CONDITION OF PREMISES. Tenant acknowledges that Landlord has not made any representation or warranty with respect to the condition of the Premises or the Property or with respect to the suitability or fitness of either for the conduct of Tenant's permitted use or for any other purpose. Tenant represents and warrants that Tenant has walked through and inspected the Property and the Premises and, except only for any work to be performed by Landlord as expressly set forth herein, it has accepted the Premises in its as-is where-is condition. Tenant acknowledges and agrees that the Property was constructed at a time when asbestos was commonly used in construction, asbestos-containing materials ("ACM") may be present at the Property, and that airborne asbestos fibers may involve a potential health hazard unless proper procedures are followed. In such cases, before commencing any work in the Premises, Tenant and its contractor shall consult with Landlord and Landlord's asbestos consultant concerning appropriate procedures to be followed. Landlord shall, at Tenant's expense, undertake any necessary initial asbestos-related work, before Tenant commences such work. During performance of such work, Tenant shall require that its contractor comply with all laws, rules, regulations and other governmental requirements, as well as all directives of Landlord's asbestos consultant, respecting ACM. Tenant hereby irrevocably appoints Landlord and Landlord's asbestos consultant as Tenants attorney-in-fact for purposes of supervising and directing any asbestos-related aspects of the work (but such appointment shall not relieve Tenant from its obligations hereunder, nor impose any affirmative requirement on Landlord to provide such supervision of direction). Landlord shall have the right to stop Tenants work if Tenant's work has not been approved in writing by Landlord or Tenant has deviated from the plans approved by Landlord.

         --------------------------          ---------------------------
         Landlord's Initials                 Tenant's Initials

8. USE AND RULES. Tenant shall use the Premises for general office purposes and no other purpose whatsoever, in compliance with all applicable Laws, and without disturbing or interfering with any other tenant or occupant of the Property. Tenant shall not use the Premises in any manner so as to cause a cancellation of Landlord's insurance policies, or an increase in the premiums thereunder. Tenant shall comply with all rules set forth in Exhibit D attached hereto (the "Rules"). Landlord shall have the right to reasonably amend such Rules and supplement the same with other reasonable Rules (not expressly inconsistent with this Lease) relating to the Property, or the promotion of safety, care, cleanliness or good order therein, and all such amendment or new Rules shall be binding upon Tenant after five (5) days notice thereof to Tenant. Nothing herein shall be construed to give Tenant or any other Person any claim, demand or cause of action against Landlord arising out of the violation of such Rules by any other tenant, occupant, or visitor of the Property, or out of the enforcement or waiver of the Rules by Landlord in any particular instance.

9. SERVICES AND UTILITIES. As long as Tenant is not in default under this Lease, Landlord agrees to furnish or cause to be furnished to the Premises the following utilities and services, subject to the conditions and standards set forth herein. Any amounts which Tenant is required to pay to Landlord pursuant to this Section shall be payable upon demand by Landlord and shall constitute additional rent.

         a) ACCESS. Tenant shall have access to the public areas of the Building and the Premises twenty-four (24) hours per day seven
                  (7) days per week subject to Landlord's security, maintenance and emergency restrictions. When reasonably necessary Landlord may temporarily close entrances, doors, corridors, elevators or other facilities without liability to Tenant by reason of such closure and without such action by Landlord being construed as an eviction of Tenant or relieve Tenant from the duty of observing and performing any of the provisions of this Lease.

         b) ELEVATOR SERVICE. Landlord shall provide non-attended automatic service for passengers and freight elevator service during Business Hours. Such normal elevator service, passenger or freight, if furnished at other times, shall be provided on a restricted basis subject to the access control requirements at Landlord's sole discretion for safety, maintenance and/or security reasons.

         c) HVAC. During Business Hours, such air conditioning, heating and ventilation as, in reasonable Landlord's judgment, are required for the comfortable use and occupancy of the Premises; provided, however, that if Tenant shall require heating, ventilation or air conditioning in excess of that which Landlord shall be required to provide hereunder, Landlord may provide such additional heating, ventilation or air conditioning at such rates and upon such additional conditions as shall be determined by Landlord from time to time.

         d) ELECTRIC SERVICE. At all reasonable times, electric current as required for building standard lighting and fractional horsepower office machines from a Building standard 42 circuit 200 amp panel, with transformer if necessary, on each full floor occupied by Tenant, with the express exception of the 34th floor, provided, however, that: (i) without Landlord's consent, Tenant shall not install, or permit the installation, in the Premises of any computers, word processors, electronic data processing equipment or other type of equipment or machines which will increase Tenants use of electric current in excess of that which Landlord is obligated to provide hereunder (provided, however, that the foregoing shall not preclude the use of personal computers or similar office equipment); (ii) if Tenant shall require electric current which may disrupt the provision of electrical service to other tenants, Landlord may refuse to grant its consent and (iii) if Tenants increased electrical requirements will materially affect the temperature level in the Premises or the Property, Landlord's consent may be conditioned upon Tenant's requirement to pay such amounts as will be incurred by Landlord to install and operate any machinery or equipment necessary to restore the temperature level to that otherwise required to be provided by Landlord, including but not limited to the cost of modifications to the air conditioning system. Tenant shall purchase all non-standard light bulbs, fluorescent tubes, ballasts, or starters used in the Premises from Landlord. Landlord shall not, in any way be liable or responsible to Tenant for any loss or damage or expense which Tenant may incur or sustain if, for any reasons beyond Landlord's control, either the quantity or character of electric service is changed or is no longer available or suitable for Tenant's requirements. Any riser or risers (and all other equipment proper or necessary in connection therewith) required after the commencement of the Lease Term to supply Tenants electrical requirement will, upon Tenants written request (and at its sole expense as additional rent), be installed by Landlord if, in Landlord's sole judgment, the same is necessary and will not cause permanent damage or injury to or adversely affect the appearance of the Property or Premises or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs, or expense or interfere with or disturb other tenants or occupants. Tenant covenants that at all times its use of electric current shall never exceed the capacity of the feeders, risers or electrical installations of the Property. If any tax is imposed upon Landlord's receipt from the sale or resale of electrical energy or gas or telephone service to Tenant by any governmental authority, Tenant covenants that, where permitted by law, Tenants Pro rata Share of such taxes shall be paid by Tenant to Landlord.

         e)       WATER. Water for drinking and rest room purposes.

         f) JANITORIAL. Customary janitorial, trash removal and cleaning services Monday through Friday or Sunday through Thursday in and about the Premises, provided that the Premises are used exclusively for office purposes and are kept reasonably in order by Tenant.

         g) INTERRUPTION OF SERVICES. Landlord shall not be liable for any failure to furnish, stoppage of, or interruption in furnishing any of the services or utilities described herein, when such failure is caused by accident, breakage, repairs, strikes, lockout, labor disputes, labor disturbances, governmental regulation, civil disturbances, acts of war, moratorium or other governmental action, or computer software weaknesses not under the control of Landlord, or any other cause beyond Landlord's control, and, in such event, Tenant shall not be entitled to any, damages nor shall any failure or interruption abate or suspend Tenant's obligation to pay Rent and additional rental required under this Lease or constitute or be construed as a constructive or other eviction of Tenant. Further, in the event any governmental authority or public utility promulgates or revises any law, ordinance, rule or regulation, or issues mandatory controls or voluntary controls relating to the use or conservation of energy, water, gas, light or electricity, the reduction of automobile or other emissions, or the provision of any other utility or service, Landlord may take reasonably appropriate action to comply with such law, ordinance, rule, regulation, mandatory control or voluntary guideline without affecting Tenant's obligations hereunder. Landlord shall not be responsible for, and Tenant waives any rights with respect to, providing security or other protection for Tenant or its employees, invitees or property in or about the Premises or the Property.

         h) MONITORING EXCESS USE. If the Landlord shall determine, in the exercise of Landlord's good faith review, that the Tenants use of utilities is in excess of that normally used by a tenant occupying similar office space for similar office purposes, then Tenant shall pay Landlord upon demand as additional rent, the cost of such excess utility usage in addition to any other rent or charge due from Tenant under this Lease. In addition, Landlord may install and operate meters or any other reasonable system for monitoring or estimating any services or utilities used by Tenant in excess of those required to be provided by Landlord under this Section (including a system for Landlord's engineer to reasonably estimate any such excess usage). If such system indicates such excess services or utilities, Tenant shall pay Landlord's charges for installing and operating such system and any supplementary air-conditioning, ventilation, heat electrical or other systems or equipment (or adjustment or modifications to the existing Systems and Equipment), and Landlord's charges for such amount of excess services or utilities used by Tenant.

10.      ALTERATIONS AND LIENS.

         a) ALTERATIONS. Tenant shall make no additions, changes, alterations or improvement (the "Work") to the Premises or the Systems and Equipment pertaining to the Premises without the prior written consent of Landlord which shall not be unreasonably withheld Landlord may impose as a condition of such consent such requirement as Landlord in its sole discretion deems necessary or desirable including, without limitation, the submission of plans and specifications for Landlord's prior written approval, obtaining necessary permits, posting bonds, obtaining insurance, prior approval of contractors, subcontractors and suppliers, prior receipt of copies of all contracts and subcontracts, contractor and subcontractor lien waivers, affidavits listing all contractors, subcontractors and suppliers, use of union labor (if Landlord uses union labor), affidavits from engineers acceptable to Landlord stating that the Work will not adversely affect the Systems and Equipment or the structure of the Property, and requirement as to the manner and times in which such Work shall be done. All Work shall be performed in a good and workmanlike manner and all materials used shall be of a quality comparable to or better than those in the Premises and Property and shall be in accordance with plans and specifications approved by Landlord, and Landlord may require that all such Work be performed under Landlord's supervision. In all cases, Tenant shall pay Landlord a fee of Five percent (5%) of the total cost of any Work exceeding Ten Thousand dollars ($10,000.00) to cover Landlord's overhead in reviewing Tenant's plans and specifications and performing any supervision of the Work. If Landlord consents or supervises, the same shall not be deemed a warranty as to the adequacy of the design, workmanship or quality of materials, and Landlord hereby expressly disclaims any responsibility or liability for the same. Landlord shall under no circumstances have any obligation to repair, maintain or replace any portion of the Work.

         b) LIENS. Tenant shall keep the Property and Premises free from any mechanic's, materialman's or similar liens or other such encumbrances in connection with any Work on or respecting the Premises not performed by or at the request of Landlord, and shall indemnify and hold Landlord harmless from and against any claims, liabilities, judgment, or costs (including attorneys fees) arising out of the same or in connection therewith. Tenant shall give Landlord notice at least twenty
                  (20) days prior to the commencement of any Work on the Premises (or such additional time as may be necessary under applicable Laws), to afford Landlord the opportunity of posting and recording appropriate notices of non-responsibility. Tenant shall remove any such lien or encumbrance by bond or otherwise within thirty (30) days after written notice by Landlord, and if Tenant shall fail to do so, Landlord may pay the amount necessary to remove such lien or encumbrance, without being responsible for investigating the validity thereof. The amount so paid shall be deemed additional Rent under this Lease payable upon demand, without limitation as to other remedies available to Landlord under this Lease. Nothing contained in this Lease shall authorize Tenant to do any act which shall subject Landlord's title to the Property or Premises to any liens or encumbrances whether claimed by operation of law or express or implied contract. Any claim to a lien or encumbrance upon the Property or Premises arising in connection with any Work on or respecting the Premises not performed by or at the request of Landlord shall be null and void, or at Landlord's option shall attach only against Tenants interest in the Premises and shall in all respects be subordinate to Landlord's title to the Property and Premises.

         c) LEASE TERMINATION. Except as provided elsewhere herein, upon expiration or earlier termination of this Lease Tenant shall surrender the Premises to Landlord in the same condition as when received, subject to reasonable wear and tear. All Work shall become a part of the Premises and shall become the property of Landlord upon the expiration or earlier termination of this Lease, unless Landlord shall, by written notice given to Tenant, require Tenant to remove some or all of Tenant's Work, in which event Tenant shall promptly remove the designated Work and shall promptly repair any resulting damage, all at Tenant's sole expense and in accordance with this Section. However, Tenant may request in writing, at the time it requests Landlord's approval of the work, that Landlord provide a written determination as to the removal of any of the Work. All business and trade fixtures, machinery and equipment, furniture, movable partitions and items of personal property owned by Tenant or installed by Tenant at its expense in the Premises shall be and remain the property of Tenant; upon the expiration or earlier termination of this Lease. Tenant shall, at its sole expense remove all such items and repair any damage to the Premises or the Property caused by such removal. If Tenant fails to remove any such items or repair such damage promptly after the expiration or earlier termination of the Lease Landlord may but need not do so with no liability to Tenant and Tenant shall pay Landlord the cost thereof upon demand.

11. REPAIRS. Except for customary cleaning and trash removal provided by Landlord under Section 9 and damage covered under Section 12, Tenant shall keep the Premises in good and sanitary condition working order and repair (including without limitation carpet, wall-covering doors plumbing and other fixtures, equipment alterations and improvements whether installed by Landlord or Tenant). In the event that any repairs maintenance or replacements are required Tenant shall promptly arrange for the same either through Landlord for such reasonable charges as Landlord may from time to time establish or such contractors as Landlord generally uses at the Property or such other contractors as Landlord shall first approve in writing, and in a first class workmanlike manner approved by Landlord in advance in writing. If Tenant does not promptly make such arrangements, Landlord may, but need not, make such repairs, maintenance and replacements, and the costs paid or incurred by Landlord therefor shall be reimbursed by Tenant promptly after request by Landlord. Landlord and its contractors shall have the right at all reasonable times to enter upon the Premises to make any repairs to the Premises or the Property reasonably required or deemed reasonably necessary by Landlord and to erect such equipment including scaffolding, as is reasonably necessary to effect such repairs. Tenant shall indemnify Landlord and pay for any repairs, maintenance and replacements to areas of the Property outside the Premises, caused in whole or in part as a result of moving any furniture, fixtures or other property to or from the Premises, or by Tenant or its employees, agents, contractors, or visitors (notwithstanding anything to the contrary contained in this Lease). Notwithstanding the above, Tenant shall not be required to maintain and repair fire-doors, HVAC, or Building system items relating to mechanical, structural, and fire or life-safety within the Premises.

12. CASUALTY DAMAGE. If the Premises or any Common Areas of the Property providing access thereto shall be damaged by fire or other casualty Landlord shall use available insurance proceeds to restore the same. Such restoration shall be to substantially the condition prior to the casualty except for modifications required by zoning and building codes and other Laws or by any Holder, any other modifications to the Common Areas deemed desirable by Landlord (provided access to the Premises is not materially impaired), and except that Landlord shall not be required to repair or replace any of Tenant's furniture, furnishings, fixtures or equipment. Landlord shall not be liable for any inconvenience or annoyance to Tenant or its visitors, or injury to Tenant's business resulting in any way from such damage or the repair thereof. However Landlord shall allow Tenant a proportionate abatement of Rent during the time and to the extent the Premises are unfit for occupancy for the purposes permitted under this Lease and not occupied by Tenant as a result thereof (unless Tenant or its employees or agents caused the damage). Notwithstanding the foregoing to the contrary Landlord may elect to terminate this Lease by notifying Tenant in writing of such termination within sixty (60) days after the date of damage (such termination notice to include a termination date providing at least ninety (90) days for Tenant to vacate the Premises) if the Property shall be materially damaged by Tenant or its employees or agents or if the Property shall be damaged by fire or other casualty or cause such that: (a) repairs to the Premises and access thereto cannot reasonably be completed within 120 days after the casualty without the payment of overtime or other premiums (b) more than 25% of the Premises is affected by the damage and fewer than 24 months remain in the Term or any material damage occurs to the Premises during the last 12 months of the Term (c) any Holder shall require that the insurance proceeds or any portion thereof be used to retire the Mortgage debt (or shall terminate the ground lease as the case may be) or the damage is not fully covered by Landlord's insurance policies or (d) the cost of the repairs alterations restoration or improvement work would exceed 25% of the replacement value of the Property or the nature of such work would make termination of this Lease necessary or convenient. Tenant agrees that Landlord's obligation to restore and the abatement of Rent provided herein shall be Tenants sole recourse in the event of such damage and waives any other rights Tenant may have under any applicable Law to terminate the Lease by reason of damage to the Premises or Property. Tenant acknowledges that this Section represents the entire agreement between the parties respecting damage to the Premises or Property.

13.      INSURANCE, SUBROGATION, AND WAIVER OF CLAIMS.

         a) TENANT INSURANCE. Tenant shall maintain during the Term comprehensive (or commercial) general liability insurance with limits of not less than $2,000,000.00 combined single limit for personal injury, bodily injury or death or property damage or destruction (including loss of use thereof) for any one occurrence. Tenant shall also maintain during the Term worker compensation insurance as required by statute and primary noncontributory "all-risk" property damage insurance covering Tenant's possessions, any tenant improvements, fixtures, personal property, furniture, equipment and inventory, business records, for damage or other loss caused by fire or other casualty or cause including, but not limited to, vandalism and malicious mischief, theft, water damage of any type, including sprinkler leakage, bursting or stoppage of pipes, explosion, business interruption, and other insurable risks in amounts not less than the full insurable replacement value of such property and full insurable value of such other interests of Tenant (subject to reasonable deductible amounts). Landlord will not carry insurance on Tenant's possessions, fixtures, equipment, furniture or inventory and will not be responsible for any loss or damage thereto or for any of Tenant's lost earnings or profits attributable to Tenant's inability to fully use or obtain access to the Premises or Property.

                  i) Tenant shall provide Landlord with certificates evidencing such coverage (and, with respect to liability coverage), showing Landlord and such other parties as Landlord shall designate from time to time as additional insureds) prior to the Commencement Date, which shall state that such insurance coverage may not be changed or canceled without at least twenty (20) days prior written notice to Landlord, and shall provide renewal certificates to Landlord at least twenty (20) days prior to expiration of such policies. All Insurance required to be maintained by Tenant shall be issued by insurance companies authorized to do insurance business in the State of Washington and rated not less than A-VII in Best's Insurance Guide. Landlord may periodically, but not more often than every five years, require that Tenant reasonably increase the aforementioned coverage. Except as provided to the contrary herein, any insurance carried by Landlord or Tenant shall be for the sole benefit of the party carrying such insurance. Any insurance policies hereunder may be "blanket policies." All insurance required hereunder shall be provided by responsible insurers and Tenant's insurer shall be reasonably acceptable to Landlord.

         b) LANDLORD INSURANCE. Landlord shall, as part of Operating Expenses, maintain during the Term comprehensive (or commercial) general liability Insurance, with limits of not less than $3,000,000.00 combined single limit for personal injury, bodily Injury or death, or property damage or destruction (including loss of use thereof) for any one occurrence. Landlord may, as part of Operating Expenses, maintain during the Term worker compensation insurance as required by statute, and primary, non-contributory, extended coverage or "all-risk" property damage insurance, in an amount equal to at least ninety percent (90%) of the full insurable replacement value of the Property (exclusive of the costs of excavation, foundations and footings, and such risks required to be covered by Tenant's insurance, and subject to reasonable deductible amounts), or such other amount necessary to prevent Landlord from being a co-insured, and such other coverage as Landlord shall deem appropriate or that may be required by any Holder.

         c) WAIVER OF SUBROGATION. By this Section, Landlord and Tenant intend that their respective property loss risks shall be borne by responsible insurance carriers to the extent above provided, and Landlord and Tenant hereby agree to look solely to, and seek recovery only from, their respective insurance carriers in the event of a property loss to the extent that such coverage is agreed to be provided hereunder. The parties each hereby waive all rights and claims against each other for such losses, and waive all rights of subrogation of their respective insurers, provided such waiver of subrogation shall not affect the right of the insured to recover thereunder. The parties agree that their respective insurance policies are now, or shall be, endorsed such that said waiver of subrogation shall not affect the right of the insured to recover thereunder, so long as no material additional premium is charged therefor.

14. CONDEMNATION. If the whole or any material part of the Premises or Property shall be taken by power of eminent domain or condemned by any competent authority for any public or quasi-public use or purpose, or if any adjacent property or street shall be so taken or condemned, or reconfigured or vacated by such authority in such manner as to require the use, reconstruction or remodeling of any part of the Premises or Property, or if Landlord shall grant a deed or other instrument in lieu of such taking by eminent domain or condemnation, Landlord shall have the option to terminate this Lease upon ninety (90) days notice, provided such notice is given no later than one hundred eighty (180) days after the date of such taking, condemnation, reconfiguration, vacation, deed or other instrument. Tenant shall have reciprocal termination rights if the whole or any material part of the Premises is permanently taken, or if access to the Premises is permanently materially impaired. Landlord shall be entitled to receive the entire award or payment in connection therewith, except that Tenant shall have the right to file any separate claim available to Tenant for any taking of Tenant's personal property and fixtures belonging to Tenant and removable by Tenant upon expiration of the Term, and for moving expenses (so long as such claim does not diminish the award available to Landlord or any Holder, and such claim is payable separately to Tenant). All Rent shall be apportioned as of the date of such termination, or the date of such taking, whichever shall first occur. If any part of the Premises shall be taken, and this Lease shall not be so terminated, the Rent shall be proportionately abated.

15. RETURN OF POSSESSION. At the expiration or earlier termination of this Lease or Tenant's right of possession, Tenant shall surrender possession of the Premises in the condition required under Section 10.c, ordinary wear and tear excepted, and shall surrender all keys, any key cards, and any parking stickers or cards, to Landlord, and advise Landlord as to the combination of any locks or vaults then remaining in the Premises, and shall remove all trade fixtures and personal property. All improvement, fixtures and other items in or upon the Premises (except trade fixtures and personal property belonging to Tenant), whether installed by Tenant or Landlord, shall be Landlord's property and shall remain upon the Premises, all without compensation, allowance or credit to Tenant. However, if prior to such termination or within ten (10) days thereafter Landlord so directs by notice, Tenant shall promptly remove such of the foregoing items as are designated in such notice and restore the Premises to the condition prior to the installation of such items; provided, Landlord shall not require removal of customary office improvements installed pursuant to any separate agreement signed by both parties in connection with entering this Lease (except as expressly provided to the contrary therein), or installed by Tenant with Landlord's written approval (except as expressly required by Landlord in connection with granting such approval). If Tenant shall fail to perform any repairs or restoration, or fail to remove any items from the Premises required hereunder, Landlord may do so, and Tenant shall pay Landlord the cost thereof upon demand. All property removed from the Premises by Landlord pursuant to any provisions of this Lease or any Law may be handled or stored by Landlord at Tenant's expense, and Landlord shall in no event be responsible for the value, preservation or safekeeping thereof. All property not removed from the Premises or retaken from storage by Tenant within thirty (30) days after expiration or earlier termination of this Lease or Tenant's right to possession, shall at Landlord's option be conclusively deemed to have been conveyed by Tenant to Landlord as if by bill of sale without payment by Landlord. Unless prohibited by applicable Law, Landlord shall have a lien against such property for the costs incurred in removing and storing the same.

16. HOLDING OVER. Unless Landlord expressly agrees otherwise in writing, Tenant shall pay Landlord 150% of the amount of Rent then applicable (or the highest amount permitted by Law, whichever shall be less) prorated on per diem basis for each day Tenant shall retain possession of the Premises or any part thereof after expiration or earlier termination of this Lease, together with all damages sustained by Landlord on account thereof. The foregoing provisions shall not serve as permission for Tenant to hold-over, nor serve to extend the Term (although Tenant shall remain bound to comply with all provisions of this Lease until Tenant vacates the Premises, and shall be subject to the provisions of Section 13). Notwithstanding the foregoing to the contrary, at any time before or after expiration or earlier termination of the Lease, Landlord may serve notice advising Tenant of the amount of Rent and other terms required, should Tenant desire to enter a month-to-month tenancy (and if Tenant shall hold over more than one (1) full calendar month after such notice, Tenant shall thereafter be deemed a month-to-month tenant, on the terms and provisions pensions of this Lease then in effect, as modified by Landlord's notice, and except that Tenant shall not be entitled to any renewal or expansion rights contained in this Lease or any amendments hereto). In addition, Tenant shall indemnify and hold Landlord harmless from any and all costs, expenses, liabilities or damages, including any consequential or incidental damages, Landlord may incur as a result of Tenant holding over.

17. NO WAIVER. No provision of this Lease will be deemed waived by either party unless expressly waived in writing signed by the waiving party. No waiver shall be implied by delay or any other act or omission of either party. No waiver by either party of any provision of this Lease shall be deemed a waiver of such provision with respect to any subsequent matter relating to such provision, and Landlord's consent or approval respecting any action by Tenant shall not constitute a waiver of the requirement for obtaining Landlord's consent or approval respecting any subsequent action. Acceptance of Rent by Landlord shall not constitute a waiver of any breach by Tenant of any term or provision of this Lease. The acceptance of Rent or of the performance of any other term or provision from any Person other than Tenant, including any Transferee, shall not constitute a waiver of Landlord's fight to approve any Transfer.

18. ATTORNEYS' FEES AND JURY TRIAL. In the event of any litigation between the parties, the prevailing party shall be entitled to obtain, as part of the judgment, all reasonable attorneys fees, costs and expenses incurred in connection with such litigation, except as may be limited by applicable Law. In the interest of obtaining a speedier and less costly hearing of any dispute, the parties hereby each irrevocably waive the right to trial by Jury.

19. PERSONAL PROPERTY TAXES, RENT TAXES AND OTHER TAXES. Tenant shall pay prior to delinquency all taxes, charges or other governmental impositions assessed against or levied upon Tenant's fixtures, furnishings, equipment and personal property located in the Premises, and any Work to the Premises under Section 10. Whenever possible, Tenant shall cause all such items to be assessed and billed separately from the property of Landlord. In the event any such items shall be assessed and billed with the property of Landlord, Tenant shall pay Landlord its share of such taxes, charges or other governmental impositions within thirty (30) days after Landlord delivers a statement and a copy of the assessment or other documentation showing the amount of such impositions applicable to Tenant's property. Tenant shall pay any rent tax or sales tax, service tax, transfer tax or value added tax, or any other applicable tax on the Rent or services herein or otherwise respecting this Lease.

20.      SUBORDINATION, ATTORNMENT,. ESTOPPEL AND HOLDER PROTECTION.

         a)       SUBORDINATION.

                  i) This lease is subject and subordinate to all Mortgages. This clause shall be self-operative and no further instrument of subordination shall be required by any ground or underlying lessor or any Holder. In confirmation of such subordination, Tenant shall execute promptly any certificate that Landlord may request.

                  ii) Notwithstanding the foregoing, Tenant agrees that a Holder or other purchaser at foreclosure may elect to treat this Lease as superior to the lien of the Mortgage in any foreclosure of the Mortgage, in which case Tenant shall attorn to the Holder or other purchaser at foreclosure. All present and figure Holders are intended to be, and may enforce this covenant as, third party beneficiaries.

         b) ESTOPPEL CERTIFICATE. Tenant, at any time, and from time to time, within ten (10) days of written request by Landlord or any Holder, shall execute, acknowledge and deliver to Landlord or any Holder, and/or to any other person specified by Landlord, or any Holder, a statement certifying that this Lease is unmodified and in full force and effect (or, if there have been modifications, that the same is in full force and effect as modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, stating whether or not there exists any default by Landlord or Tenant under this Lease, and if so, specifying each such default, stating whether Tenant has any rights to offsets or abatement of rent, stating whether Tenant has prepaid any rent for more than one month in advance, and certifying as to such other matters as Landlord or any Holder may reasonably request. Such statement may be relied upon by Landlord or any Holders, or other person specified by Landlord or any Mortgages, and their respective successors and/or assigns. Breach of the foregoing will constitute Tenant's acknowledgment which may be relied on by any person holding or proposing to acquire an interest in the Property, this Lease or any Mortgage, that this Lease is unmodified and in full force and effect and will constitute, as to any such person, a waiver of any defaults on Landlord's part which may exist prior to the date of such notice. The foregoing shall not limit any other rights and remedies available to Landlord for breach of this Section.

         c) HOLDER'S RIGHTS. Tenant agrees that if Landlord has notified Tenant in writing of the name and address of any Holder on the Property or the real property of which the Property is a part, the following rights and benefits shall inure to the benefit of each such Holder until satisfaction of its Mortgage or expiration of this Lease:

                  i) If (i) Landlord defaults in the performance of any of its obligations under this Lease and fails to cure the default and (ii) as a consequence, Tenant would have the right to an abatement or offset against the payment of rent or the right to terminate this Lease, Tenant shall not exercise any such right without first giving notice and an opportunity to cure as described in below to the Holder(s);

                  ii) Tenant shall not agree to a modification, termination or surrender of this Lease without the written consent of the Holder(s); and

                  iii) Tenant shall send to the Holder(s) copies of any default notices sent to the Landlord.

                  iv) If Landlord's default (i) can be cured by the payment of money, the Holder(s) shall have fifteen (15) days in the aggregate to cure the default; (ii) cannot be cured by the payment of money but is curable within thirty (30) days, the Holder(s) shall have thirty
                           (30) days in the aggregate to cure the default; and
                           (iii) cannot be cured by the payment of money and cannot be cured within thirty (30) days, the Holder(s) shall have such period of time as is necessary to cure the default provided that (x) the Holder shall notify Tenant of its intention to cure the default, (y) the Holder commences action to cure the default within twenty (20) days and (z) the Holder thereafter proceeds diligently at all times to cure the default. Notwithstanding the foregoing, in no event shall any Holder have a lesser period of time to cure a default than is granted to Landlord under this Lease.

         d) ATTORNMENT. If any Holder or designee of Holder succeeds to Landlord's interest in the Property in which the Premises are located, then, at the request of such Holder or designee, Tenant shall attorn to such Holder or designee but such Holder or designee (i) shall not be liable for any act or omission of Landlord under this Lease occurring prior to the conveyance of title to the Holder or its designee, (ii) shall not be subject to any offset, defense or counterclaim accruing prior to such conveyance, (iii) shall not be bound by any payment prior to such conveyance of rent for more than one month in advance (except prepayments in the nature of security for the performance by Tenant of its obligations hereunder which security is actually transferred to the Holder or its designee), (iv) shall not be bound by an amendment or modification of this Lease made (1) after notice to Tenant of the execution of the underlying Mortgage in question and (2) without the consent of such Holder, where required, (v) shall not be bound by any covenant to perform (including, without limitation, any covenant to complete) any renovation or construction in the Premises or to pay any sums to Tenant in connection therewith, in either case arising or accruing prior to the date of such conveyance of Landlord's interest, (vi) shall be liable for the performance of the other obligations of Landlord under this Lease only during the period such Mortgages or designee shall hold such interest in the Property and (vii) shall not be required to account for any security deposit unless the same is actually delivered to Holder or its designee.

         e) THIRD PARTY BENEFICIARY. All present and future Holders are intended to be, and may enforce the provisions of this Section, as third party beneficiaries, before or after foreclosure of the Mortgage(s) held by it.

21.      ASSIGNMENT AND SUBLETTING.

         a) TRANSFERS. Tenant shall not, without the prior written consent of Landlord which consent shall not be unreasonably withheld or delayed but which may be reasonably conditioned, as further described below: (i) assign, mortgage. pledge, hypothecate, encumber, or permit any lien to attach to, or otherwise transfer, this Lease or any interest hereunder, by operation of law or otherwise (notwithstanding the foregoing, the following shall not be deemed a Transfer: (i) a transfer of ownership and control of Tenant's voting stock in connection with an investment in or financing of Tenant business, or (ii) a sale or transfer of Tenant's capital stock through any public exchange including the process of the initial offering of shares to the general public, or (iii) a redemption or issuance of additional capital stock of Tenant of any class. Tenant shall provide written notification to Landlord of any such event 30 days prior to any filing or sale.), (ii) sublet the Premises or any part thereof, or (iii) permit the use of the Premises by any Persons other than Tenant and its employees (all of the foregoing are hereinafter sometimes referred to collectively as "Transfers" and any Person to whom any Transfer is made or sought to be made is hereinafter sometimes referred to as a "Transferee"). Notwithstanding the foregoing Tenant may sublease the Premises or assign this Lease to any party which directly or indirectly: (i) wholly owns or controls Tenant, (ii) is wholly owned or controlled by Tenant, (iii) is under common ownership or control with Tenant, or (iv) into which Tenant or any of the foregoing parties is merged, consolidated or reorganized. or to which all or substantially all of Tenant's assets or any such other party's assets are sold, without Landlord's consent, provided: (a) Landlord shall receive a copy of the executed transfer document promptly after the execution, (b) Tenant shall remain liable under this Lease and (c) the transferee shall expressly assume Tenant's obligations under this Lease. If Tenant shall desire Landlord's consent to any Transfer, Tenant shall notify Landlord in writing, which notice shall include: (a) the proposed effective date (which shall not be less than 30 nor more than 180 days after Tenant's notice), (b) the portion of the Premises to be Transferred (herein called the "Subject Space"), (c) the terms of the proposed Transfer and the consideration therefor, the name and address of the proposed Transferee, and a copy of all documentation pertaining to the proposed Transfer, and (d) current financial statements of the proposed Transferee certified by an officer, partner or owner thereof, and any other information to enable Landlord to determine the financial responsibility, character, and reputation of the proposed Transferee, nature of such Transferee's business and proposed use of the Subject Space, and such other information as Landlord may reasonably require. Any Transfer made without complying with this Section shall, at Landlord's option, be null, void and of no effect, or shall constitute a Default under this Lease. Whether or not Landlord shall grant consent, Tenant shall pay $300.00 towards Landlord's review and processing expenses, as well as any reasonable legal fees incurred by Landlord, within thirty (30) days after written request by Landlord.

         b) TRANSFER PREMIUM. If Landlord consents to a Transfer, and as a condition thereto which the parties hereby agree is reasonable, Tenant shall pay Landlord 50% of any Transfer Premium derived by Tenant from such Transfer. "Transfer Premium" shall mean all rent, additional rent or other consideration paid by such Transferee in excess of the Rent payable by Tenant under this Lease (on a monthly basis during the Term, and on a per rentable square foot basis, if less than all of the Premises is transferred), after deducting the reasonable expenses incurred by Tenant for any changes, alterations and improvements to the Premises, any other economic concessions or services provided to the Transferee, and any customary brokerage commissions paid in connection with the Transfer. If part of the consideration for such Transfer shall be payable other than in cash, Landlord's share of such non-cash consideration shall be In such form as is reasonably satisfactory to Landlord. The percentage of the Transfer Premium due Landlord hereunder shall be paid within ten (10) days after Tenant receives any Transfer Premium from the Transferee.

         c) RECAPTURE. Notwithstanding anything to the contrary contained in this Section, Landlord shall have the option, by giving written notice to Tenant within twenty (20) days after receipt of Tenant's notice of any proposed Transfer, to recapture the Subject Space. Such recapture notice shall cancel and terminate this Lease with respect to the Subject Space as of the date stated in Tenant's notice as the effective date of the proposed

                  Transfer(or at Landlord's option, shall cause the Transfer to be made to Landlord or its agent, in which case the parties shall execute the Transfer documentation promptly thereafter). If this Lease shall be canceled with respect to less than the entire Premises, the Rent reserved herein shall be prorated on the basis of the number of rentable square feet retained by Tenant in proportion to the number of rentable square feet contained in the Premises, this Lease as so amended shall continue thereafter in full force and effect, and upon request of either party, the parties shall execute whiten confirmation of the same.

         d) TERMS OF CONSENT. If Landlord consents to a Transfer: (a) the terms and conditions of this Lease, including among other things, Tenant's liability for the Premises, shall in no way be deemed to have been waived or modified, (b) such consent shall not be deemed consent to any further Transfer by either Tenant or a Transferee, (c) no Transferee shall succeed to any rights provided in this Lease or any amendment hereto to extend the Term of this Lease, expand the Premises, or lease additional space, any such rights being deemed personal to Tenant, (d) Tenant shall deliver to Landlord promptly after execution, an original executed copy of all documentation pertaining to the Transfer in form reasonably acceptable to Landlord, and (e) Tenant shall furnish upon Landlord's request a complete statement, certified by an independent certified public accountant, or Tenant's chief financial officer, setting forth in detail the computation of any Transfer Premium Tenant has derived and shall derive from such Transfer. Landlord or its authorized representatives shall have the right at all reasonable to audit the books, records and papers of Tenant relating to any Transfer, and shall have the right to make copies thereof. If the Transfer Premium respecting any Transfer shall be found understated, Tenant shall within thirty (30) days after demand pay the deficiency, and if understated by more than 2%, Tenant shall pay Landlord's costs of such audit. Any sublease hereunder shall be subordinate and subject to the provisions of this Lease, and if this Lease shall be terminated during the term of any sublease, Landlord shall have the right to: (i) treat such sublease as canceled and repossess the Subject Space by any lawful means, or (ii) require that such subtenant attorn to and recognize Landlord is its landlord under any such sublease. If Tenant shall Default and fail to cure within the time permitted for cure under Section 23, Landlord is hereby irrevocably authorized, as Tenant's agent and attorney-in-fact, to direct any Transferee to make all payments under or in connection with the Transfer directly to Landlord (which Landlord shall apply towards Tenant's obligations under this Lease) until such Default is cured.

         e) CERTAIN TRANSFERS. For purposes of this Lease, the term "Transfer" shall also include (a) if Tenant is a partnership, the withdrawal or change, voluntary, involuntary or by operation of law, of a majority of the partners, or a transfer of a majority of partnership interests, within a twelve month period, or the dissolution of the partnership.

22. RIGHTS RESERVED BY LANDLORD. Except to the extent expressly limited herein, Landlord reserves full rights to control the Property (which rights may be exercised without subjecting Landlord to claims for constructive eviction, abatement of Rent, damages or other claims of any kind), including more particularly, but without limitation, the following rights:

         a) CHANGE NAME OF PROPERTY. To change the name or street address of the Property; install and maintain signs on the exterior and interior of the Property; retain at all times, and use in appropriate instances, keys to all doors within and into the Premises; grant to any Person the right to conduct any business or render any service at the Property, whether or not it is the same or similar to the use permitted Tenant by this Lease; and have access for Landlord and other tenants of the Property to any mail chutes located on the Premises according to the rules of the United States Postal Service.

         b) ENTER PREMISES. To enter the Premises at reasonable hours for reasonable purposes including inspection and supplying cleaning service or other services to be provided

                  Tenant hereunder, to show the Premises to current and prospective mortgage lenders, ground lessors, insurers, and prospective purchasers, tenants and brokers, at reasonable hours, and if Tenant shall abandon the Premises at any time, or shall vacate the same during the last 3 months of the Term, to decorate, remodel, repair, or alter the Premises.

         c) ACCESS LIMITATIONS. To limit or prevent access to the Property, shut down elevator service, activate elevator emergency controls, or otherwise take such action or preventative measures deemed necessary by Landlord for the safety of tenants or other occupants of the Property or the protection of the Property and other property located thereon or therein, in case of fire, invasion, insurrection, riot, civil disorder, public excitement or other dangerous condition, or threat thereof.

         d) ALTERATIONS. To decorate and to make alterations, additions and improvements, structural or otherwise, in or to the Property or any part thereof, and any adjacent property, structure, parking facility, land, street or alley (including without limitation changes and reductions in corridors, lobbies, parking facilities and other public areas and the installation of kiosks, planters, sculptures, displays, escalators, mezzanines, and other structures, facilities, amenities and features therein, and changes for the purpose of connection with or entrance into or use of the Property in conjunction with any adjoining or adjacent building or buildings, now existing or hereafter constructed). In connection with such matters, or with any other repairs, maintenance, improvements or alterations, in or about the Property, Landlord may erect scaffolding and other structures reasonably required, and during such operations may enter upon the Premises and take into and upon or through the Premises, all materials required to make such repairs, maintenance, alterations or improvements, and may close public entry ways, other public areas, restrooms, stairways or corridors. Inconvenience caused by alterations, repairs, maintenance, etc., shall not constitute or justify abatement of rent.

                  In connection with entering the Premises to exercise any of the foregoing rights, Landlord shall: (a) provide reasonable advance written or oral notice (which need not be more than twenty-four hours) to Tenant's on-site manager or other appropriate person (except in emergencies, or for routine cleaning or other routine makers), and (b) take reasonable steps to minimize any interference with Tenant's business.

23. TENANT'S DEFAULT. The occurrence of any one or more of the following events shall constitute a "Default" by Tenant which if not cured within any applicable time permitted for cure below, shall give rise to Landlord's remedies set forth in Section 24: (i) failure by Tenant to make when due any payment of Rent; (ii) failure by Tenant to observe or perform any of the terms or conditions of this Lease to be observed or performed by Tenant other than the payment of Rent, or as provided below, unless such failure is cured within thirty (30) days after notice, or such shorter period expressly provided elsewhere in this Lease (provided, if the nature of Tenant's failure is such that more time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter reasonably seeks to cure such failure to completion); (iii) failure by Tenant to comply with the Rules, unless such failure is cured within five (5) days after notice (provided, if the nature of Tenant's failure is such that more than five (5) days time is reasonably required in order to cure, Tenant shall not be in Default if Tenant commences to cure within such period and thereafter reasonably seeks to cure such failure to completion); (iv) vacation of all or a substantial portion of the Premises for more than thirty (30) consecutive days, or the failure to take possession of the Premises within sixty (60) days after the Commencement Date; (v) (a) making by Tenant or any guarantor of this Lease ("Guarantor") of any general assignment for the benefit of creditors, (b) filing by or against Tenant or any Guarantor of a petition to have Tenant or such Guarantor adjudged a bankrupt or a petition for reorganization or arrangement under any Law relating to bankruptcy (unless, in the case of a petition filed against Tenant or such Guarantor, the same Is dismissed within sixty (60) days), (c) appointment of a trustee or receiver to take possession of substantially all of Tenant's assets located on the Premises or of Tenants interest in this Lease, where possession is not restored to Tenant within thirty (30) days, (d) attachment, execution or other judicial seizure of substantially all of Tenant's assets located on the Premises or of Tenant's interest in this Lease, (e) Tenants or any Guarantor's convening of a meeting of as creditors or any class thereof for the purpose of effecting a moratorium upon or composition of its debts, or
         (f) Tenant's or any Guarantor's insolvency or admission of an inability to pay its debts as they mature; (vi) any material misrepresentation herein, or material misrepresentation or omission in any financial statements or other materials provided by Tenant or any Guarantor in connection with negotiating or entering this Lease or in connection with any Transfer under Section 21; (vii) cancellation of any guaranty of this Lease by any Guarantor, (viii) failure by Tenant to cure within any applicable times permitted thereunder any default under any other lease for space at the Property or any other buildings owned or managed by Landlord or its affiliates, now or hereafter entered by Tenant (and any Default hereunder not cured within the times permitted for cure herein shall, at Landlord's election, constitute a default under any such other lease or leases). Failure by Tenant to comply with the same term or condition of this Lease on three occasions during any twelve month period shall cause any failure to comply with such term or condition during the succeeding twelve month period, at Landlord's option, to constitute an incurable Default, if Landlord has given Tenant notice of each such failure within ten (10) days after each such failure occurs. The notice and cure periods provided herein are in lieu of, and not in addition to, any notice and cure periods provided by Law.

24. LANDLORD'S REMEDIES. If a Default occurs and is not cured within any applicable time permitted under Section 23, Landlord shall have the rights and remedies hereinafter set forth:

         a) TERMINATE LEASE. Terminate Tenant's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Tenant shall immediately surrender possession of the Premises to Landlord. In such event Landlord shall be entitled to recover from the Tenant all past due Rent and other charges; the expenses of reletting the Premises, including necessary renovation and alteration of the Premises, reasonable attorneys' fees and costs; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid Rent called for herein for the balance of the Lease Term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided; and that portion of any leasing commission paid by Landlord and applicable to the unexpired Lease Term of this Lease. Unpaid installments of rent or other sums shall bear interest from the date due at the rate of ten percent (10%) per annum; or,

         b) CONTINUE THE LEASE. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned or vacated the Premises. In such event Landlord shall be entitled to enforce all Landlord's right and remedies under this Lease, including the right to recover past due Rent and other charges, the Rent and any other charges as may become due hereunder, and at Landlord's option, to recover the worth at the time of the award by the court having jurisdiction thereof of the amount by which the unpaid Rent called for herein for the balance of the Lease Term after the time of such award exceeds the amount of such loss for the same period that Tenant proves could be reasonably avoided.

         c) RELETTING FOR TENANT'S ACCOUNT. Landlord may re-enter and attempt to relet without terminating this Lease and remove all persons and property from the Premises (which property may be removed and stored in a public warehouse or elsewhere at the cost and risk of, and for the account of, Tenant), all without service of notice or resort to legal process and without being deemed guilty of trespass, or any liability of Landlord for any loss or damage which may be occasioned thereby. If Landlord, without terminating this Lease, either (1) elects to re-enter the Premises and attempt to relet, or (2) takes possession of the Premises pursuant to legal proceedings, or
                  (3) takes possession of the Premises pursuant to any notice provided by law, then Landlord may, from time to time, make such alterations and repairs as may be necessary in order to relet the Premises or any part thereof for such term or terms (which may be for a term extending beyond the term of this Lease) and at such rent and other terms as Landlord in its reasonable discretion deems advisable. Upon such reletting, all Rents received by Landlord from such reletting shall be applied, first, to the payment of any indebtedness of Tenant (other than any rents due hereunder) to Landlord; second, to the payment of any costs and expenses of obtaining possession and any such reletting, including expense of alterations and repairs, brokerage fees and attorneys fees; third, to the payment of any rents due and unpaid hereunder. If such rents and any other amounts received from such reletting during any month be less than that to be paid during that month by Tenant, Tenant shall immediately pay such deficiency to Landlord. No such re-entry or taking possession of the Premises by Landlord shall be construed as an election by Landlord to terminate this Lease unless a notice of such intention be given to Tenant. Notwithstanding any such reletting without termination, Landlord may at any time thereafter elect to terminate this Lease for such previous breach. Should Landlord at any time terminate this Lease for any breach, in addition to any other remedies it may have, Landlord may recover from Tenant all damages it may incur by reason of such breach, including the cost of recovering the Premises, reimbursement of any brokerage fees incurred by Landlord in connection with Tenant's Lease and all rent (accrued or to accrue during the term of the Lease) which, at Landlord's election, shall be accelerated and be due in full on demand.

         d) OTHER REMEDIES. Pursue any other remedy now or hereafter available to Landlord under the laws or judicial decisions of the State in which the Premises are located, including but not limbed to the right to assess against Tenant an amount equal to the attorneys' fees incurred by Landlord in collecting any rent or other payment due hereunder, which amount shall be due in full within ten (10) days of Tenants receipt of the assessment by Landlord.

         e) REMEDIES CUMULATIVE-WAIVER. It is understood and agreed that the Landlord's remedies hereunder are cumulative and the Landlord's exercise of any right or remedy due to a default or breach by Tenant shall not be deemed a waiver of, or to alter, affect or prejudice any right or remedy which Landlord may have under this Lease or by law or in equity. The acceptance of Rent or any other acts or omission of Landlord at any time or times after the happening of any event authorizing the cancellation or forfeiture of this Lease, shall not operate as a waiver of any past or future violation, breach or failure to keep or perform any covenant, agreement, term or condition hereof or to deprive Landlord of its right to cancel or terminate this Lease, upon the written notice provided for herein, at any time that cause for cancellation or termination may exist, or be construed so as at any time to stop Landlord from promptly exercising any other option, right or remedy that it may have under any term or provision of this Lease, at law or in equity.

         f) ACCEPTANCE OF PAYMENT. It is specifically understood and agreed that the Landlord's acceptance of any sum, whether as Base Rent, Operating Expense or otherwise, which is less than the amount claimed as due by the Landlord, shall not act as, or be deemed to be, a waiver of such claimed amount or a compromise or accord and satisfaction of the amount claimed as due by Landlord.

         g) WAIVER OF RIGHT OF REDEMPTION. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws in the event of Tenant being evicted or dispossessed for any cause, or in the event of Landlord obtaining possession of the Premises, by reason of the violation by Tenant of any of the covenants or conditions of this Lease, or otherwise.

         h) OTHER MATTERS. No re-entry or repossession, repairs, changes, alterations and additions, reletting, acceptance of keys from Tenant, or any other action or omission by Landlord shall be construed as an election by Landlord to terminate this Lease or Tenant's right to possession, or accept a surrender of the Premises, nor shall the same operate to release the Tenant in whole or in part from any of Tenant's obligations hereunder, unless express written notice of such intention is sent by Landlord or its agent to Tenant. To the fullest extent permitted by Law, all rent and other consideration paid by any Replacement Tenants shall be applied: first, to the costs of reletting, second, to the payment of any Rent theretofore accrued, and the residue, if any, shall be held by Landlord and applied to the payment of other obligations of Tenant to Landlord as the same become due (with any remaining residue to be retained by Landlord). Rent shall be paid without any prior demand or notice therefor (except as expressly provided herein) and without any deduction, set-off or counterclaim, or relief from any valuation or appraisement laws. Landlord may apply payments received from Tenant to any obligations of Tenant then accrued, without regard to such obligations as may be designated by Tenant. Landlord shall be under no obligation to observe or perform any provision of this Lease on its part to be observed or performed which accrues after the date of any Default by Tenant hereunder not cured within the times permitted hereunder. The times set forth herein for the curing of Defaults by Tenant are of the essence of this Lease. Tenant hereby irrevocably waives any right otherwise available under any Law to redeem or reinstate this Lease.

25. LANDLORD'S RIGHT TO CURE. If Landlord shall fail to perform any term or provision under this Lease required to be performed by Landlord, Landlord shall not be deemed to be in default hereunder nor subject to any claims for damages of any kind, unless such failure shall have continued for a period of thirty (30) days after written notice thereof by Tenant; provided, if the nature of Landlord's failure is such that more than thirty (30) days are reasonably required in order to cure, Landlord shall not be in default if Landlord commences to cure such failure within such thirty (30) day period, and thereafter reasonably seeks to cure such failure to completion. The aforementioned periods of time permitted for Landlord to cure shall be extended for any period of time during which Landlord is delayed in, or prevented from, curing due to fire or other casualty, strikes, lock-outs or other labor troubles, shortages of equipment or materials, governmental requirements, power shortages or outages, acts or omissions by Tenant or other Persons, and other causes beyond Landlord's reasonable control. If Landlord shall fail to cure within the times permitted for cure herein, Landlord shall be subject to such remedies as may be available to Tenant (subject to the other provisions of this Lease); provided, in recognition that Landlord must receive timely payments of Rent and operate the Property, Tenant shall have no right of self-help to perform repairs or any other obligation of Landlord, and shall have no right to withhold, set-off, or abate Rent.

26. CONVEYANCE BY LANDLORD AND LIABILITY. In case Landlord or any successor owner of the Property shall convey or otherwise dispose of any portion thereof in which the Premises are located, to another Person (and nothing herein shall be construed to restrict or prevent such conveyance or disposition), such other Person shall thereupon be and become landlord hereunder and shall be deemed to have fully assumed and be liable for all obligations of this Lease to be performed by Landlord which first arise after the date of conveyance, including the return of any Security Deposit, and Tenant shall attorn to such other Person, and Landlord or such successor owner shall, from and after the date of conveyance, be free of all liabilities and obligations hereunder not then incurred. The liability of Landlord to Tenant for any default by Landlord under this Lease or arising in connection herewith or with Landlord's operation, management leasing, repair, renovation, alteration, or any other matter relating to the Property or the Premises shall be limited to the interest of Landlord in the Property (and the rental proceeds thereof). Tenant agrees to look solely to Landlord's interest in the Property (and the rental proceeds thereof) for the recovery of any judgment against Landlord, and Landlord shall not be personally liable for any such judgment or deficiency after execution thereon. The limitations of liability contained in this Section shall apply equally and inure to the benefit of Landlord's present and future partners, beneficiaries, officers, directors, trustees, shareholders, agents and employees, and their respective partners, heirs, successors and assigns. Under no circumstances shall any present or future general or limited partner of Landlord (if Landlord is a partnership), or trustee or beneficiary (if Landlord or any partner of Landlord is a trust) have any liability for the performance of Landlord's obligations under this Lease. Notwithstanding the foregoing to the contrary, Landlord shall have personal liability for insured claims, beyond Landlord's interest In the Property (and rental proceeds thereof), to the extent of Landlord's liability insurance coverage available for such claims.

27.      INDEMNIFICATION.

         a) TENANT INDEMNIFICATION. Tenant will save and hold Landlord, and Landlord's members, officers, directors and/or partners and the management company (and its employees) employed by Landlord for the management of the Property, if any, harmless from and against all loss, damage, liability or expense (including attorneys' fees) resulting from, claimed by or against or incurred by Landlord;

                  i) Arising from any injury to any person or loss of or damage to any property caused by or resulting from any act or omission of Tenant or any officer, agent, contractor, employee, guest, invitee, licensee or visitor of Tenant in or about the Premises or Property or from any and all claims, liability, obligation, cost or expense (including attorneys' fees) incurred or arising from or by reason of the use of the Premises by Tenant, Tenant's subtenants or others or the conduct of the business thereon or from any activity, work, or thing done, permitted or suffered by the Tenant, or Tenant's subtenants or others in or about the Premises.

                  ii) Arising from or incurred by reason of any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease.

                  iii) Arising from (i) the handling of any Tenant's Hazardous Materials, as defined in Section 30; or
                           (ii) the breach of any of the provisions of this Lease. For the purpose of this Lease, "environmental damages" shall mean (a) all claims, judgments, damages, penalties, fines, costs, liabilities, and losses (including without limitation, diminution in the value of the Premises or any portion of the Property, damages for the loss of or restriction on use of rentable or usable space or of any amenity of the Premises or any portion of the Property, and from any adverse impact of Landlord's marketing of space);
                           (b) all reasonable sums paid for settlement of claims, reasonable attorneys' fees, consultants' fees and experts' fees; and (c) all costs incurred by Landlord in connection with investigation or remediation relating to the Handling of Tenant's Hazardous Materials, whether or not required by Environmental Laws, necessary for Landlord to make full economic use of the Premises or any portion of the Property, or otherwise required under this Lease. To the extent that Landlord is held strictly liable by a court or other governmental agency of competent jurisdiction under any Environmental Laws, Tenant's obligation to Landlord and the other indemnities under the foregoing indemnification shall likewise be without regard to fault on Tenant's part with respect to the violation of any Environmental Law which results in liability to the indemnitee.

         b) CONCURRENT NEGLIGENCE. Notwithstanding the foregoing, in the event of the concurrent negligence of the Tenant, its agents, employees, sublessees, invitees, licensees, or contractors on the one hand and that of Landlord, its partners, directors, officers, agents employees or contractors on the other hand, which concurrent negligence results in injury or damage to persons or property and relates to the construction, alteration, repair, addition to, subtraction from, improvement to or maintenance of the Premises, Common Areas or Property, Tenants obligation to indemnify Landlord as set forth in this Section shall be limited to the extent of Tenant's negligence, and that of its agents, employees, sublessees, invitees, licensees or contractors, including Tenant's proportional share of costs, attorneys' fees, and expenses incurred in connection with any claim, action or proceeding brought with respect to such injury or damage.

         c) WORKER'S COMPENSATION. Landlord and Tenant specifically agree that the provisions of this Section also apply to any claim of injury or damage to the persons or property of the Tenant's employees, and Tenant acknowledges and agrees that as to such claims, Tenant, with respect to Landlord, does hereby waive any right of immunity which Tenant may have under industrial insurance (Title 51 RCW as amended and under any substitute or replacement statute). This waiver and agreement was specifically negotiated by Landlord and Tenant and is solely for the benefit of Landlord and Tenant and their successors and assigns and is not intended as a waiver of tenant's rights of immunity under said industrial insurance for any other purpose.


                  --------------------------        ---------------------------
                  Landlord's Initials               Tenant's Initials

         d) SURVIVAL. The obligations of Tenant under this Section arising by reason of any occurrence taking place during the term of this Lease shall survive the expiration or earlier termination of this Lease.

         e) EXCULPATION. Neither Landlord nor the management company (or its employees) employed by Landlord shall be liable for any loss or damage to person or property sustained by Tenant, or other persons, which may be caused by the Premises or the Property, or any appurtenances thereto, being out of repair, or by the bursting or leakage of any water, gas, sewer, or steam pipes, or by theft or by any act or neglect or omission of any tenant or occupant of the Property, or of any other person, or by any other cause of whatsoever nature, unless caused by the gross negligence of Landlord or the management company (or its employees) employed by Landlord.

28. SAFETY AND SECURITY DEVICES, SERVICES AND PROGRAMS. The parties acknowledge that safety and security devices, services and programs provided by Landlord, if any, while intended to deter crime and ensure safety, may not in given instances prevent theft or other criminal acts, or ensure safety of persons or property. The risk that any safety or security device, service or program may not be effective, or may malfunction, or be circumvented by a criminal, is assumed by Tenant with respect to Tenant's property and interests, and Tenant shall obtain Insurance coverage to the extent Tenant desires protection against such criminal acts and other losses. Tenant agrees to cooperate in any reasonable safety or security program developed by Landlord or required by Law.

29.      COMMUNICATIONS AND COMPUTER LINES.

         a) TENANT'S LINES. Tenant may install, maintain, replace, remove or use any communications or computer wires, cables and related devices (collectively the "Lines") at the Property in or serving the Premises, provided: (a) Tenant shall obtain Landlord's prior written consent, use an experienced and qualified contracts approved in writing by Landlord, and comply with all of the other provisions of Section 10, (b) any such installation, maintenance, replacement, removal or use shall comply with all Laws applicable thereto and good work practices, and shall not interfere with the use of any then existing Lines at the Property, (c) an acceptable number of spare Lines and space for additional Lines shall be maintained for existing and future occupants of the Property, as determined in Landlord's opinion, (d) if Tenant at any time uses any equipment that may create an electromagnetic field exceeding the normal insulation ratings of ordinary twisted pair riser cable or cause radiation higher than normal background radiation, the Lines therefor (including riser cables) shall be appropriately insulated to prevent such excessive electromagnetic fields or radiation, (e) as a condition to permitting the installation of new Lines, Landlord may require that Tenant remove existing Lines located in or serving the Premises, (f) Tenant's rights shall be subject to the rights of any regulated telephone company, and
                  (g) Tenant shall pay all costs in connection therewith. Landlord reserves the right to require that Tenant remove any Lines located in or serving the Premises which are installed in violation of these provisions, or which are at any time in violation of any Laws or represent a dangerous or potentially dangerous condition (whether such Lines were installed by Tenant or any other party), within three (3) days after written notice.

                  i)       Notwithstanding anything to the contrary contained in
                           Section 15 of the Lease, unless Tenant receives a written waiver from Landlord, Tenant shall remove any or all Lines installed by or for Tenant within or serving the Premises upon termination of the Lease. Any Lines not required to be removed pursuant to this Paragraph shall, at Landlord's option, become property of Landlord (without payment by Landlord). If Tenant fails to remove such Lines as required by Landlord, or violates any other provision of this Section, Landlord may, after twenty (20) days written notice to Tenant, remove such Lines or remedy such other violation, at Tenant's expense (without limiting Landlord's other remedies available under this Lease or applicable Law). Tenant shall not, without the prior written consent of Landlord in each instance, grant to any third party a security interest or lien in or on the Lines, and any such security interest or lien granted without Landlord's written consent shall be null and void. Except to the extent arising from the intentional or negligent acts of Landlord or Landlord's agents or employees, Landlord shall have no liability for damages arising from, and Landlord does not warrant that the Tenant's use of any Lines will be free from the following (collectively called "Line Problems"): (x) any eavesdropping or wire-tapping by unauthorized parties, (y) any failure of any Lines to satisfy Tenant's requirements, or (z) any shortages, failures, variations, interruptions, disconnections, loss or damage caused by the installation, maintenance, replacement, use or removal of Lines by or for other tenants or occupants at the Property, by any failure of the environmental conditions or the power supply for the Property to conform to any requirements for the Lines or any associated equipment, or any other problems associated with any Lines by any other cause. Under no circumstances shall any Line Problems be deemed an actual or constructive eviction of Tenant, render Landlord liable to Tenant for abatement of Rent, or relieve Tenant from performance of Tenants obligations under this Lease. Landlord in no event shall be liable for damages by reason of loss of profits, business interruption or other consequential damage arising from any Line Problems.

         b) LANDLORD'S LINES. Landlord may (but shall not have the obligation to): (i) install new Lines at the Property (ii) create additional space for Lines at the Property, and (iii) reasonably direct, monitor and/or supervise the installation, maintenance, replacement and removal of, the allocation and periodic re-allocation of available space (if any) for, and the allocation of excess capacity (if any) on, any Lines now or hereafter installed at the Property by Landlord, Tenant or any other party (but Landlord shall have no right to monitor or control the information transmitted through such Lines). Such rights shall not be in Imitation of other rights that may be available to Landlord by Law or otherwise. If Landlord exercises any such rights, Landlord may charge Tenant for the costs attributable to Tenant, or may include those costs and all other costs in Operating Expenses (including without limitation, costs for acquiring and installing Lines and risers to accommodate new Lines and spare Lines, any associated computerized system and software for maintaining records of Line connections, and the fees of any consulting engineers and other experts); provided, any capital expenditures included in Operating Expenses hereunder shall be amortized (together with reasonable finance charges) over the period of time prescribed by Section 6.b).

30. HAZARDOUS MATERIALS. Tenant shall not transport, use, store, maintain, generate, manufacture, handle, dispose, release or discharge any "Hazardous Material" (as defined below) upon or about the Property, or permit Tenant's employees, agents, contractors, and other occupants of the Premises to engage in such activities upon or about the Property. However, the foregoing provisions shall not prohibit the transportation to and from, and use, storage, maintenance and handling within, the Premises of substances customarily used in offices (or such other business or activity expressly permitted to be undertaken in the Premises), provided: (a) such substances shall be used and maintained only in such quantities as are reasonably necessary for such permitted use of the Premises, strictly in accordance with applicable Law and the manufacturers' instructions therefor, (b) such substances shall not be disposed of, released or discharged on the Property, and shall be transported to and from the Premises in compliance with all applicable Laws, and as Landlord shall reasonably require, (c) if any applicable Law or Landlord's trash removal contractor requires that any such substances be disposed of separately from ordinary trash, Tenant shall make arrangements at Tenants expense for such disposal directly with a qualified and licensed disposal company at a lawful disposal site (subject to scheduling and approval by Landlord), and shall ensure that disposal occurs frequently enough to prevent unnecessary storage of such substances in the Premises, and (d) any remaining such substances shall be completely, properly and lawfully removed from the Property upon expiration or earlier termination of this Lease.

         a) NOTIFICATION BY TENANT. Tenant shall promptly notify Landlord of: (i) any enforcement, cleanup or other regulatory action taken or threatened by any governmental or regulatory authority with respect to the presence of any Hazardous Material on the Premises or the migration thereof from or to other property, (ii) any demands or claims made or threatened by any party against Tenant or the Premises relating to any loss or injury resulting from any Hazardous Material, (iii) any release, discharge or non-routine, improper or unlawful disposal or transportation of any Hazardous Material on or from the Premises, and (iv) any matters where Tenant is required by Law to give a notice to any governmental or regulatory authority respecting any Hazardous Material on the Premises. Landlord shall have the right (but not the obligation) to join and participate as a party in any legal proceedings or actions affecting the Premises initiated in connection with any environmental, health or safety Law. At such times as Landlord may reasonably request, Tenant shall provide Landlord with a written list identifying any Hazardous Material then used, stored, or maintained upon the Premises, the use and approximate quantity of each such material, a copy of any material safety data sheet ("MSDS") issued by the manufacturer therefor, written information concerning the removal, transportation and disposal of the same, and such other information as Landlord may reasonably require or as may be required by Law. The term "Hazardous Material" for purposes hereof shall mean any chemical, substance, material or waste or component thereof which is now or hereafter listed, defined or regulated as a hazardous or toxic chemical, substance, material or waste or component thereof by any federal, state or local governing or regulatory body having jurisdiction, or which would trigger any employee or community "right-to-know" requirements adopted by any such body, or for which any such body has adopted any requirements for the preparation or distribution of an MSDS.

         b) RELEASE OF HAZARDOUS MATERIALS. If any Hazardous Material is released, discharged or disposed of by Tenant or any other occupant of the Premises, or their employees, agents or contractors, on or about the Property in violation of the foregoing provisions, Tenant shall immediately, properly and in compliance with applicable Laws clean up and remove the Hazardous Material from the Property and any other affected property and clean or replace any affected personal property (whether or not owned by Landlord), at Tenant's expense. Such clean up and removal work shall be subject to Landlord's prior written approval (except in emergencies), and shall include, without limitation, any testing, investigation, and the preparation and implementation of any remedial action plan required by any governmental body having jurisdiction or reasonably required by Landlord. If Tenant shall fail to comply with the provisions of this Section within five (5) days after written notice by Landlord, or such shorter time as may be required by Law or in order to minimize any hazard to Persons or property, Landlord may (but shall not be obligated to) arrange for such compliance directly or as Tenant's agent through contractors or other parties selected by Landlord, at Tenant's expense (without limiting Landlord's other remedies under this Lease or applicable Law). If any Hazardous Material is released, discharged or disposed of on or about the Property and such release, discharge or disposal is not caused by Tenant or other occupants of the Premises, or their employees, agents or contractors, such release, discharge or disposal shall be deemed casualty damage under Section 12 to the extent that the Premises or Common Areas serving the Premises are affected thereby; in such case, Landlord and Tenant shall have the obligations and rights respecting such casualty damage provided under Section 12.

         c) EXISTENCE OF HAZARDOUS SUBSTANCES. Tenant acknowledges that the Premises may contain Hazardous Substances, and Tenant accepts the Premises and the Property notwithstanding such Hazardous Substances. If Landlord is required by any law to take any action or remove or abate any Hazardous Substances, or if Landlord deems it necessary to conduct special maintenance or testing procedures with regard to any Hazardous Substances, or to remove or abate any Hazardous Substances, Landlord may take such action or conduct such procedures at times and in a manner that Landlord deems appropriate under the circumstances, and Tenant shall permit the same, provided the Landlord shall proceed in such a manner as to minimize interference with Tenant's use of the premises.

31. NOTICES. Except as expressly provided to the contrary in this Lease, every notice or other communication to be given by either party to the other with respect hereto or to the Premises or Property, shall be in writing and shall not be effective for any purpose unless the same shall be served personally or by national air courier service, or United States certified mail, return receipt requested, postage prepaid, addressed, if to Tenant, at Suite 3400, 900 Fourth Avenue, Seattle, WA 98164, and if to Landlord, at the addresses stated in
         Section 1.c), or such ocher address or addresses as Landlord and Tenant may from time to time designate by notice given as above provided. Every notice or other communication hereunder shall be deemed to have been given as of the third business day following the date of such mailing (or as of any earlier date evidenced by a receipt from such national air courier service or the United States Postal Service) or immediately if personally delivered. Notices not sent in accordance with the foregoing shall be of no force or effect until received by the foregoing parties at such addresses required herein.

32. REAL ESTATE BROKERS. Tenant represents and warrants that it has had no dealings with any real estate broker or agent in connection with the negotiation of this Lease, except for those certain brokers whose names are set forth in Section 1.r) (whose commission, if any, shall be paid by Landlord pursuant to separate agreement) and that it knows of no other real estate broker or agent who is or might be entitled to a commission in connection with this Lease. If Tenant has dealt with any other person or real estate broker with respect to leasing or renting space in the Property, Tenant shall be solely responsible for the payment of any fee due said person or firm and Tenant shall hold Landlord free and harmless against any liability in respect thereto, including attorneys' fees and costs. At the signing of this Lease, the broker identified in 1.r) put space ii). represented Tenant. Each party signing this document confirms that the prior oral and/or written disclosure of agency was provided to him/her in this transaction. (As required by WAC 308-124D-040).

33. SECURITY DEPOSIT. Tenant shall deposit with Landlord the amount set forth in Section 1.p) ("Security Deposit"), upon Tenant's execution and submission of this Lease. The Security Deposit shall serve as security for the prompt, full and faithful performance by Tenant of the terms and provisions of this Lease. In the event that Tenant is in Default hereunder and fails to cure within any applicable time permitted under this Lease, or in the event that Tenant owes any amounts to Landlord upon the expiration of this Lease, Landlord may use or apply the whole or any part of the Security Deposit for the payment of Tenant's obligations hereunder. The use or application of the Security Deposit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder or under any Law and shall not be construed as liquidated damages or a cure or waiver of any default by Tenant. In the event the Security Deposit is reduced by such use or application, Tenant shall deposit with Landlord within ten (10) days after written notice, an amount sufficient to restore the full amount of the Security Deposit. Landlord shall not be required to keep the Security Deposit separate from Landlord's general funds or pay interest on the Security Deposit. Any remaining portion of the Security Deposit shall be returned to Tenant within forty-five (45) days after Tenant has vacated the Premises in accordance with Section 14. If the Premises shall be expanded at any time, or if the Term shall be extended at an increased rate of Rent, at Landlord's option, the Security Deposit shall thereupon be proportionately increased. If Landlord disposes of its interest in the Property. Landlord shall deliver or credit the Security Deposit to Landlord's successor in interest in the Property and thereupon be relieved of further responsibility to Tenant with respect to the Security Deposit.

34. ENTIRE AGREEMENT. This Lease, together with Exhibits A through D (which collectively are hereby incorporated where referred to herein and made a part hereof as though fully set forth), contains all the terms and provisions between Landlord and Tenant relating to the matters set forth herein and no prior or contemporaneous agreement or understanding pertaining to the same shall be of any force or effect, except any such contemporaneous agreement specifically referring to and modifying this Lease, signed by both parties. Without limitation as to the generality of the foregoing, Tenant hereby acknowledges and agrees that Landlords leasing agents and field personnel are only authorized to show the Premises and negotiate terms and conditions for leases subject to Landlord's final approval, and are not authorized to make any agreements, representations, understandings or obligations, binding upon Landlord, respecting the condition of the Premises or Property, suitability of the same for Tenant's business, or any other matter, and no such agreements, representations, understandings or obligations not expressly contained herein or in such contemporaneous agreement shall be of any force or effect. Neither this Lease, nor any Riders or Exhibits referred to above may be modified, except in writing signed by both parties.

35. PARKING. Tenant shall have the right to lease the number of spaces indicated in Section 1.q) on an unreserved basis. All such spaces shall be available at the same rates as established from time to time by Landlord for other spaces in the same location. The use by Tenant, its employees and invitees, of the parking facilities of the Project shall be on the terms and conditions established by Landlord or Landlord's agent from time to time, and shall be subject to such other agreement between Landlord and Tenant as may hereinafter be established. Tenant shall not permit or allow any vehicles that belong to or are controlled by Tenant or Tenants employees suppliers, shippers, customers or invitees to be loaded, unloaded or parked in areas other than those designated by Landlord for such activities. If Tenant permits or allows any of the prohibited activities, then Landlord shall have the right, without notice, in addition to such other rights and remedies that it may have, to remove or tow away the vehicle involved and charge the cost to Tenant, which cost shall be immediately payable upon demand by Landlord.

36.      MISCELLANEOUS.

         a) AMENDMENTS. This Lease shall not be amended, changed or modified in any way unless in writing executed by Landlord and Tenant. Landlord shall not have waived or released any of its rights hereunder unless in writing and executed by the Landlord.

         b) SUCCESSORS. Except as expressly provided herein, this Lease and the obligations of Landlord and Tenant contained herein shall bind and benefit the successors and assigns of the parties hereto.

         c) FORCE MAJEURE. Landlord shall incur no liability to Tenant with respect to, and shall not be responsible for any failure to perform, any of Landlord's obligations hereunder if such failure is caused by any reason beyond the control of Landlord including, but not limited to strike, labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or failure or disruption of utility services. The amount of time for Landlord to perform any of Landlord's obligations shall be extended by the amount of time Landlord is delayed in performing such obligation by reason of any force majeure occurrence whether similar to or different from the foregoing types of occurrences.

         d) SURVIVAL OF OBLIGATIONS. Any obligations of Tenant accruing prior to the expiration of the Lease shall survive the termination of the Lease, and Tenant shall promptly perform all such obligations whether or not this Lease has expired.

         e) LIGHT AND AIR. No diminution or shutting off of any light, air or view by any structure now or hereafter erected shall in any manner affect this Lease or the obligations of Tenant hereunder, or increase any of the obligations of Landlord hereunder.

         f) GOVERNING LAW. This Lease shall be governed by, and construed in accordance with, the internal laws of the State of Washington.

         g) SEVERABILITY. In the event any provision of this Lease is found to be unenforceable, the remainder of this Lease shall not be affected, and any provision found to be invalid shall be enforceable to the extent permitted by law. The parties agree that in the event two different interpretations may be given to any provision hereunder, one of which will render the provision unenforceable, and one of which will render the provisions enforceable, the interpretation rendering the provision enforceable shall be adopted.

         h) CAPTIONS. All captions, headings, titles, numerical references and computer highlighting are for convenience only and shall have no effect on the interpretation of this Lease.

         i) VOLUNTARY PROGRAMS. It is understood and agreed that from time to time the Landlord may institute certain programs for the Property which the Landlord believes will be in the best interest of the Property and the tenants. Such programs shall include, but shall not be limited to a recycling program or a ride sharing or car pooling program. Tenant agrees to promptly comply with and carry out its obligations under such programs as the same may exist from time to time.

         j) INTERPRETATION. Tenant acknowledges that it has read and reviewed this Lease and that it has had the opportunity to confer with counsel in the negotiation of this Lease. Accordingly, this Lease shall be construed neither for nor against Landlord or Tenant, but shall be given a fair and reasonable interpretation in accordance with the meaning, of its terms and the intent of the parties.

         k) INDEPENDENT COVENANTS. Each covenant, agreement, obligation or other provision of this Lease to be performed by Tenant are separate and independent covenants of Tenant, and not dependent on any ocher provision of the Lease.

         l) NUMBER AND GENDER. All terms and words used in this Lease, regardless of the number or gender in which they are used, shall be deemed to include the appropriate number and gender, as the context may require.

         m) TIME IS OF THE ESSENCE. Time is of the essence of this Lease and the performance of all obligations hereunder.

         n) JOINT AND SEVERAL LIABILITY. If Tenant comprises more than one Person, or if this Lease is guaranteed by any party, all such persons shall be jointly and severally liable for payment of rents and the performance of Tenant's obligations hereunder.

         o) CHOICE OF LAWS. Tenant hereby submits to local jurisdiction in the State of Washington and agrees that any action by Tenant against Landlord shall be instituted in the State of Washington and that Landlord shall have personal jurisdiction over Tenant for any action brought by Landlord against Tenant. Each of the terms and provisions of this Lease shall be binding upon and inure to the benefit of the parties hereto, their respective heirs, executors, administrators, guardians, custodians, successors and assigns, subject to the provisions of Section 21 respecting Transfers.

         p) RECORDING. Neither this Lease nor any memorandum of lease or short form lease shall be recorded by Tenant.

         q) SURVIVAL. All obligations or rights of either party arising during or attributable to the period ending upon expiration or earlier termination of this Lease shall survive such expiration or earlier termination.

         r) AIR AND VIEW RIGHTS. This Lease does not grant any legal rights to "light and air" outside the Premises nor any particular view or city-scape visible from the Premises.

IN WITNESS WHEREOF, the Landlord and Tenant have executed this Lease on the date and year first above written.

LANDLORD:                                                        TENANT:

WALTON SEATTLE INVESTORS I, L.L.C.,                              N2H2, Inc.,
a Delaware limited liability company                             A Washington corporation

By:    Walton Street Real Estate Fund I, L.P.,
       a Delaware limited partnership, Manager

       By:    Walton Street Managers I, L.P.,
              a Delaware limited partnership, General
              Partner

              By:   WSC Managers I, Inc.,
                    a Delaware corporation, General Partner

                    By:  /s/ Douglas J. Welker                  By:  /s/ John Duncan
                       -------------------------------             ---------------------------------
                         Douglas J. Welker,                          John Duncan, COO/CFO
                         Vice-President

                                   NOTARY PAGE

STATE OF    Illinois    )
        ----------------)
                        ) ss.
COUNTY OF   Cook        )
         ---------------)

         I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

         On this ____ day of March, 1999, before me personally appeared DOUGLAS
J. WELKER, to me known to be the VICE PRESIDENT of WSC MANAGERS I, INC., a Delaware corporation, the corporation that executed the within and foregoing instrument as GENERAL PARTNER OF WALTON STREET MANAGERS I, L.P., a Delaware limited partnership, the GENERAL PARTNER OF WALTON STREET REAL ESTATE FUND I, L.P., a Delaware limited partnership, the MANAGER OF WALTON SEATTLE INVESTORS I, L.L.C., a Delaware limited liability company, the company joint venture that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said joint venture, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument.

         WITNESS my hand and seal hereto affixed the day and year first above written.


                                          /s/ Christina Walsh
                             ---------------------------------------------------

                                          Christina Walsh
                             ---------------------------------------------------
                             Type or print name

                             Notary Public in and for the State of   Illinois
                                                                   -------------
                             Residing at
                                        ----------------------------------------
                             My commission expires:   9/27/00
                                                   -----------------------------


STATE OF   Washington   )
        ----------------)
                        ) ss.
COUNTY OF   King        )
         ---------------)

         I certify that I know or have satisfactory evidence that the person appearing before me and making this acknowledgment is the person whose true signature appears on this document.

         On this 12th day of March, 1999, before me personally appeared JOHN DUNCAN to me known to be the COO/CFO of N2H2, INC., the corporation that executed the within and foregoing instrument, and acknowledged the said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he/she was authorized to execute said instrument and that the seal affixed, if any, is the corporate seal of said corporation.

         WITNESS my hand and seal hereto affixed the day and year first above written.


                                          /s/ Ruth M. Alford
                             ---------------------------------------------------

                                          Ruth M. Alford
                             ---------------------------------------------------
                             Type or print name

                             Notary Public in and for the State of  Washington
                                                                   -------------
                             Residing at  Seattle
                                        ----------------------------------------
                             My commission expires:   5/29/02
                                                   -----------------------------

                                   EXHIBIT A-1

                                LEGAL DESCRIPTION

         That certain building located at 900 Fourth Avenue, Seattle, King County, Washington and situated on a portion of Block 22, C.D. Boren's Addition to the City of Seattle, in King County, Washington, including the vacated alley therein.

                                   EXHIBIT A-2

                                    PREMISES


                                  [ADD GRAPHIC]

                                    EXHIBIT B

                              WORK LETTER AGREEMENT

         THIS WORK LETTER AGREEMENT is entered into as of the 12th day of March, 1999, by and between WALTON SEATTLE INVESTORS I, L.L.C., a Delaware limited liability company ("Landlord") and N2H2, INC., a Washington corporation ("Tenant").

                                    RECITALS:

         A. Concurrently with the execution of this Work Letter Agreement, Landlord and Tenant have entered into a lease (the "Lease") covering certain premises (the "Premises") more particularly described in Exhibit A-2 attached to the Lease.

         B. In order to induce Tenant to enter into the Lease (which is hereby incorporated by reference to the extent that the provisions of this Work Letter Agreement may apply thereto) and in consideration of the mutual covenants hereinafter contained, Landlord and Tenant hereby agree as follows:

1. TENANT IMPROVEMENTS. Reference herein to "Tenant Improvements" shall include all work to be done in the Premises pursuant to the Tenant Improvement Plans described in Section 3. and 4. below, including, but not limited to, partitioning, doors, ceilings, floor coverings, wall finishes (including paint and wall covering), electrical (including lighting, switching, outlets, etc.), telephones, plumbing, heating, ventilation and air conditioning, fire protection, glazing and relites, cabinets and other millwork.

2. COMPLETION SCHEDULE. Within ten (10) days after the space planning meeting for the 35th floor set out below, Landlord shall deliver to Tenant, for Tenant's review and approval, a schedule (the "Work Schedule") setting forth a timetable for the planning and completion of the installation of the Tenant Improvements to be constructed in the Premises, and the Commencement Date for the term of the Lease. The Work Schedule shall set forth each of the various items of work to be done by or approval to be given by Landlord and Tenant in connection with the completion of the Tenant Improvements. Such Work Schedule shall be submitted to Tenant for its approval and, upon approval by both Landlord and Tenant, such Work Schedule shall become the basis for completing the Tenant Improvement work. If Tenant shall fail to approve the Work Schedule, as it may be modified after discussion between Landlord and Tenant, within fifteen (15) working days after the date such Work Schedule is first received by Tenant, and such failure leads to a delay in the Substantial Completion of the Tenant Improvements beyond the Commencement Date determined in the Section 1.k) of the Lease, the rent obligation for the 35th floor shall commence on the Commencement Date as determined in Section 1.k) of the Lease, regardless of the delay.

3. 33RD FLOOR TENANT IMPROVEMENT PLANS. The construction documents have been completed and approved by Tenant

4. 35TH FLOOR TENANT IMPROVEMENT PLANS. As soon as is practical after April 1, 1999, Tenant agrees to meet with Landlord's architect and/or space planner for the purpose of preparing a space plan for the layout of the 35th floor. Based on such space plan, Landlord's architect shall prepare final working drawings and specifications for the Tenant Improvements. Such final working drawings and specifications may be referred to herein as the "Tenant Improvement Plans." The Tenant Improvement Plans must be consistent with Landlord's standard specifications (the "Standards") for tenant improvements for the Building, as the same may be changed from time to time by Landlord. Tenant shall be solely responsible for the suitability of the design and function of the Tenant Improvements for Tenant's needs and business.

5. NON-STANDARD TENANT IMPROVEMENTS. Landlord shall permit Tenant to deviate from the Standards for the Tenant Improvements; provided that
         (a) the deviations shall not be of a lesser quality than the Standards; (b) the total lighting for the Premises shall not exceed 1.20 watts per rentable square foot; (c) the deviations conform to applicable governmental regulations and necessary governmental permits and approvals have been secured; (d) the deviations do not require building service beyond the level normally provided to other tenants in the Property and do not overload the floors; and (e) Landlord has determined in its sole discretion that the deviations are of a nature and quality that are consistent with the overall objectives of the Landlord for the Property.

6. FINAL PRICING AND DRAWING SCHEDULE. After the preparation of the space plan and after Tenant's written approval thereof, in accordance with the Work Schedule, Landlord shall cause its architect to prepare and submit to Tenant the final working drawings and specifications referred to in Section 3. hereof. Such working drawings shall be approved by Landlord and Tenant in accordance with the Work Schedule and shall thereafter be submitted to the appropriate governmental body by Landlord's architect for plan checking and the issuance of a building permit. Landlord, with Tenant's cooperation, shall cause to be made any changes in the plans and specifications necessary to obtain the building permit. Concurrent with the plan checking, Landlord shall have prepared a final pricing for Tenant's approval, in accordance with the Work Schedule, taking into account any modifications which may be required to reflect changes in the plans and specifications required by the City or County in which the Premises are located. After final approval of the working drawings, no further changes to the Tenant Improvement Plans may be made without the prior written approval from both Landlord and Tenant, and then only after agreement by Tenant to pay any excess costs resulting from the design and/or construction of such changes. Tenant hereby acknowledges that any such changes shall be subject to the terms of Section 7. hereof.

7. CONSTRUCTION OF TENANT IMPROVEMENTS. After the Tenant Improvement Plans have been prepared and approved, the final pricing has been approved and a building permit for the Tenant Improvements has been issued, Landlord shall enter into a construction contract with its contractor for the installation of the Tenant Improvements in accordance with the Tenant Improvement Plans. Landlord shall supervise the completion of such work and shall use its best efforts to secure substantial completion of the work in accordance with the Work Schedule. The cost of such work shall be paid as provided in Section 7. hereof. Landlord shall not be liable for any direct or indirect damages as a result of delays in construction beyond Landlord's reasonable control, including, but not limited to, acts of God, inability to secure governmental approvals or permits, governmental restrictions, strikes, availability of materials or labor or delays by Tenant (or its architect or anyone performing services on behalf of Tenant).

8.       PAYMENT OF COST OF THE TENANT IMPROVEMENTS.

         a) Landlord hereby grants to Tenant a "Tenant Allowance" of up to Forty-two Thousand Five Hundred Ninety Dollars ($42,590.00) towards improvements on the 33rd Floor and Two Hundred Eighty-three Thousand Nine Hundred Seventy-six Dollars ($283,976.00) towards improvements on the 35th Floor (as defined below). Such Tenant Allowance shall be used only for:

                  i) Payment of the cost of preparing the space plan and the final working drawings and specifications, including mechanical, electrical, plumbing and structural drawings and of all other aspects of the Tenant Improvement Plans. The Tenant Allowance will not be used for the payment of extraordinary design work not included within the scope of Landlord's building standard improvements or for payments to any other consultants, designers or architects other than Landlord's architect and/or space planner.

                  ii) The payment of plan check, permit and license fees relating to construction of all Tenant Improvements.

                  iii) Except as provided in Section 9. below, construction of the Tenant Improvements, including, without limitation, the following:

                           a) Demolition of any existing improvements in the Premises as may be required by the Tenant Improvement Plans.

                           b) Installation within all Premises of all partitioning, doors, floor coverings, ceilings, wall coverings and painting, millwork and similar items.

                           c) All electrical wiring, lighting fixtures, outlets and switches, and other electrical work to be installed within the Premises.

                           d) The finishing and installation of all duct work, terminal boxes, diffusers and accessories required for the completion of the heating, ventilation and air conditioning systems within the Premises, including the cost of meter and key control for after-hour air conditioning.

                           e)       Any additional Tenant requirements
                                    including, but not limited to, odor control, special heating, ventilation and air conditioning, noise or vibration control or other special systems.

                           f) All fire and like safety control systems such as fire walls, sprinklers, halon, fire alarms, including piping, wiring and accessories installed within the Premises.

                           g)       All plumbing, fixtures, pipes and
                                    accessories to be installed within the
                                    Premises.

                           h)       Testing and inspection costs.

                           i) Contractor's fees, including but not limited to any fees based on general conditions.

                           j) Demolition of any existing build-out inconsistent with the Tenant Improvement Plans.

                           k) Construction Management Fee of Five percent (5%) of the total cost of the Tenant Improvements.

         b) All other costs to be expended by Landlord in the construction of the Tenant Improvements, including those costs incurred by Landlord for construction of elements of the Tenant Improvements in the Premises, which construction was performed by Landlord prior to the execution of this Lease by Landlord and Tenant (i.e., during or after the construction of the base Building) and which construction is for the benefit of tenants and is customarily performed by Landlord prior to the execution of leases for such space in the Property for reasons of economics (examples of such construction would include the extension of mechanical [including heating, ventilating and air conditioning systems] and electrical distribution systems outside of the core of the Building, wall construction, column enclosures and painting outside of the core of the Building, ceiling hanger wires and window treatment).

         c) The cost of each shall be charged against the Tenant Allowance. In the event that the cost of installing the Tenant Improvements, as established by Landlord's final pricing schedule, shall exceed the Tenant Allowance, or if any of the Tenant Improvements are not to be paid out of the Tenant Allowance as provided in

                  Section 8.a) above, the excess shall be paid by Tenant to Landlord prior to the commencement of construction of the Tenant Improvements. Notwithstanding the foregoing, the Tenant Allowance overages anticipated for the 33rd floor will be deducted from the Tenant Allowance for the 35th floor. The final amount to be so deducted shall be finalized within ninety (90) days of Tenant's occupancy of the 33rd floor. If, and only if, Tenant elects to continue to occupy the 33rd floor space, at Tenant's option. Landlord shall amortize the amount previously so deducted over five (5) years at 12% per annum and provide the full Tenant Allowance for the 35th floor detailed above.

                  i) In the event that, after the Tenant Improvement Plans have been prepared and a price therefore established by Landlord, Tenant shall require any changes or substitutions to the Tenant Improvement Plans, any additional costs thereof shall be paid by Tenant to Landlord prior to the commencement of such work. Landlord shall have the right to decline Tenant's request for a change to the Tenant Improvement Plans if such changes are inconsistent with Sections 3. and
                           4. above, or if the change would, in Landlord's opinion, unreasonably delay construct/on of the Tenant Improvements.

                  ii) In the event that the cost of the Tenant Improvements increases as set forth in Landlord's final pricing due to the requirements of any governmental agency, Tenant shall pay Landlord the amount of such increase within five (5) days of Landlord's written notice; provided, however, that Landlord shall first apply toward such increase any remaining balance in the Tenant Allowance.

9. SHELL AND CORE CONDITIONS. Landlord shall pay for any initial expenses due to asbestos-containing materials ("ACM") in the fireproofing. Subsequent to Tenant's occupancy of the Premises and commencement of this Lease, Tenant shall be solely responsible for any future costs related to ACM that arise in conjunction with Tenant's modifications of the Premises. If, however, asbestos work is required but is not due to any Tenant initiated modification of the Premises, with the exception of work required of Tenant by law or statute, the Landlord shall bear sole responsibility for any such costs. Any ACM related costs associated with the removal of Tenants Work in Section 10.c) or Tenant's Lines in Section 29.a) i) shall be paid by Landlord.

10. BASE BUILDING IMPROVEMENTS. Landlord, at its sole expense, on both the 33rd and 35th floors, shall demolish the existing ceiling grid and install a Building-standard sprinkler system and a new 2' x 2' Building-standard grid. Landlord shall purchase and prepare for installation deep cell parabolic light fixtures (up to 45 for floor 33 and 144 for floor 35) and new Building-standard diffusers (up to 37 for floor 33 and 119 for floor 35). It shall be Tenant's responsibility to install the ceiling tiles, light fixtures and diffusers in the ceiling grid.

         Additionally, Landlord, at its own expense, shall demolish the existing buildout on the 35th floor as required by the 35th floor space Plan and install a Building-standard sprinkler system.

11. PERSONAL PROPERTY. Tenant shall be solely responsible for procuring or installing in the Premises any trade fixtures, equipment, furniture, furnishings, telephone equipment, computer cabling or other personal property (collectively, "Personal Property") to be used in the Premises by Tenant, and the cost of such Personal Property shall be paid by Tenant. Tenant shall conform to the Building's wiring standards in installing any telephone and computer equipment and shall be subject to any and all rules of the site during construction of the Tenant Improvements.

IN WITNESS WHEREOF, this Work Lease Agreement is executed as of the date first above written.

LANDLORD:                                                        TENANT:

WALTON SEATTLE INVESTORS I, L.L.C.                               N2H2, INC.,
a Delaware limited liability company                             a Washington corporation

By:
       Walton Street Real Estate Fund I, L.P., a Delaware
       limited partnership, Manager

              By:
              Walton Street Managers I, L.P., a Delaware
              limited partnership, General Partner

              By:   WSC Managers I, Inc., a Delaware
                    corporation, General Partner


                    By:   /s/ Douglas J. Walker                  By:   /s/ John Duncan
                       --------------------------------             --------------------------------
                       Douglas J. Welker,                           John Duncan,
                       Vice President                               COO/CFO

                                    EXHIBIT C

                         ADDITIONAL TERMS AND CONDITIONS

1. OPTION TO TERMINATE. Subject to the following provisions, Tenant shall have an option to terminate the lease on the 33rd floor space ("Option to Terminate") as defined in Exhibit C-1, effective as of October 31, 1999 (the "Termination Date"). The Option to Terminate is granted subject to the following terms and conditions:

         a) TERMS. Tenant occupies the entire 35th floor of the Building per this Lease.

         b) NOTICE. Tenant gives Landlord a written notice of Tenant's election to exercise the Option to Terminate, which notice is to be given no later than 5:00 p.m., July 30, 1999; and,

         c) NO DEFAULT. Tenant is not in default under the Lease either on the date that Tenant exercises the Option to Terminate, or unless waived in writing by Landlord, on the Termination Date; and,

         d) CONDITION. This Option to Terminate is granted only subject to the Terms specified above. Under no circumstances shall the Option to Terminate be used to negotiate a rental reduction with Landlord. The Option to Terminate is not intended to permit Tenant to move its operations to other leased premises within the city limits of Seattle or Bellevue at a lesser rental.

         e) 33RD FLOOR LINES REMOVAL. The requirement to remove the Lines from the 33rd floor space upon termination shall be delayed until the new tenant for the 33rd Floor space makes a decision whether to re-use the Lines or not. If the new tenant so declines, Tenant shall immediately remove the Lines pursuant to Section 29.a)i) of the Lease. If the new tenant elects to re-use the existing Lines, the requirement to remove the Lines shall be waived.

2. RIGHT OF FIRST REFUSAL. Provided that as of the date of exercise there has been no event of default on the part of Tenant, Tenant shall have the right of first refusal to lease space on the 36th floor which becomes vacant and available for lease ("First Refusal Space"). (Landlord agrees that, prior to entering into a commitment with a third party for the leasing of all or a portion of the First Refusal Space, Tenant shall be given written notice thereof ("Notice"). The notice shall contain an offer by Landlord to lease the First Refusal Space at a price and upon terms that Landlord has negotiated with a third party with the Term for the existing Premises being extended beyond the expiration date at those corresponding rates per square foot so as to be coterminous. Tenant shall have the right to lease the First Refusal Space by agreeing in writing within three (3) business days to match the terms agreed upon between the Landlord and a third party. Tenant may elect to lease the First Refusal Space by giving written notice thereof to Landlord within three (3) business days after receipt of notice. If Tenant fails to timely give notice of its election, or if Tenant notifies Landlord that it declines to elect to lease the First Refusal Space, or if an amendment incorporating such First Refusal Space is not executed by Tenant within thirty (30) days of the date Tenant receives such amendment, Landlord shall have the right to lease the First Refusal Space to any third party at any price and upon any other terms and conditions as Landlord shall in its sole discretion determine.

3. SECURITY DEPOSIT. As material consideration for Landlord to enter into this Lease. Tenant shall provide upon Lease execution an additional $5,000.00 for a total of $45,000.00 which shall be increased no later than July 30, 1999 to $80,000.00.

4. LETTER OF CREDIT. As material consideration for Landlord to enter into this Lease, Tenant shall provide, by July 30, 1999, an irrevocable Standby Letter of Credit equal to $315,000.00 issued in


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
         favor of Landlord by a U.S. commercial bank acceptable to Landlord in Landlord's reasonable discretion as security for Tenant's performance of its monetary obligations under the Terms of this Lease ("Letter of Credit"). The Letter of Credit shall be in a form acceptable to Landlord for a term of five (5) years but Landlord shall allow an annual release of funds from the Letter of Credit such that the total amount remaining at each subsequent anniversary is equal to the following: as of August 1, 2000: $252,000.00; as of August 1, 2001:
         $189,000.00; as of August 1, 2002: $126,000.00; as of August 1, 2003:
         $63,000.00. Landlord shall be entitled to draw on such Letter of Credit as often as necessary to cure any of Tenant's monetary defaults under the Lease. The use or application of the Letter of Credit or any portion thereof shall not prevent Landlord from exercising any other right or remedy provided hereunder or under any Law including the right to evict the Tenant pursuant to RCW 59.12., and shall not be construed as liquidated damages or a cure or waiver of any default by Tenant. In the event the Letter of Credit is reduced by such use or application, Tenant shall deposit with the above bank issuing the Letter of Credit within ten (10) days after written notice, an amount sufficient to restore the full amount of the Letter of Credit.

5. TENANT DELAY. Landlord shall be under no obligation to commence construction of the Tenant Improvements on the 35th Floor until the Security Deposit and Letter of Credit are received by Landlord and are in full force and effect. Any delay in providing these security instruments shall constitute a tenant delay and rent will commence in accordance with Paragraph 1.k. of the Lease.


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
                                   EXHIBIT C-1

                                      RULES

                                    FLOOR 33




                         [INSERT GRAPHIC OF "PREMISES"]


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
                                    EXHIBIT D

                                      RULES

1. On Saturdays, Sundays and Holidays, and on other days between the hours of 6:00 P.M. and 8:00 A M. the following day, or such other hours as Landlord shall determine from time to time, access to the Property and/or to the passageways, entrances, exits, shipping areas, halls, corridors, elevators or stairways and other areas in the Property may be restricted and access gained by use of a key to the outside doors of the Property, or pursuant to such security procedures Landlord may from time to time impose. All such areas, and all roofs, are not for use of the general public and Landlord shall in all cases retain the right to control and prevent access thereto by all persons whose presence in the judgment of Landlord shall be prejudicial to the safety, character, reputation and interests of the Property and its tenants provided, however, that nothing herein contained shall be construed to prevent such access to persons with whom Tenant deals in the normal course of Tenant's business unless such persons are engaged in activities which are illegal or violate these Rules. No Tenant and no employee or invitees of Tenant shall enter into areas reserved for the exclusive use of Landlord, its employees or invitees. Tenant shall keep doors to corridors and lobbies closed except when persons are entering or leaving.

2. Tenant shall not paint, display, inscribe, maintain or affix any sign, placard, picture, advertisement, name, notice, lettering or direction on any part of the outside or inside of the Property, or on any part of the inside of the Premises which can be seen from the outside of the Premises, without the prior consent of Landlord, and then only such name or names or matter and in such color, size, style, character and material as may be first approved by Landlord in writing. Landlord shall prescribe the suite number and identification sign for the Premises (which shall be prepared and installed by Landlord at Tenant's expense). Landlord reserves the right to remove at Tenant's expense all matter not so installed or approved without notice to Tenant.

3. Tenant shall not in any manner use the name of the Property for any purpose other than that of the business address of the Tenant, or use any picture or likeness of the Property, in any letterheads, envelopes, circulars, notices, advertisements, containers or wrapping material without Landlord's express consent in writing.

4. Tenant shall not place anything or allow anything to be placed in the Premises near the glass of any door, partition, wall or window which may be unsightly from outside the Premises, and Tenant shall not place or permit to be placed any article of any kind on any window ledge or on the exterior walls. Blinds, shades, awnings or other forms of inside or outside window ventilators or similar devices, shall not be placed in or about the outside windows of the Premises except to the extent, if any, that the character, shape, color, material and make thereof is first approved by the Landlord.

5. Furniture, freight and other large or heavy articles, and all other deliveries may be brought into the Property only at times and in the manner designated by Landlord, and always at the Tenant's sole responsibility and risk. All damage done to the Property by moving or maintaining such furniture, freight or articles shall be repaired by Landlord at Tenant's expense. Landlord may inspect items brought into the Property or Premises with respect to weight or dangerous nature. Landlord may require that all furniture, equipment, cartons and similar articles removed from the Premises or the Property be listed and a removal permit therefor first be obtained from Landlord. Tenant shall not take or permit to be taken in or out of other entrances or elevators of the Property, any item normally taken, or which Landlord otherwise reasonably requires to be taken, in or out through service doors or on freight elevators. Tenant shall not allow anything to remain in or obstruct in any way, any lobby, corridor, sidewalk, passageway, entrance, exit, hall, stairway, shipping area, or other such area. Tenant shall move all supplies, furniture and equipment as soon as received directly to the Premises, and shall move all such items and waste (other than waste customarily removed by Property employees) that are at any time being taken


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
         from the Premises directly to the areas designated for disposal. Any hand-carts used at the Property shall have rubber wheels.

6. Tenant shall not overload any floor or part thereof in the Premises, or Property, including any public corridors or elevators therein bringing in or removing any large or heavy articles, and Landlord may direct and control the location of safes and all other heavy articles and require supplementary supports at Tenant's expense of such material and dimensions as Landlord may deem necessary to properly distribute the weight.

7. Tenant shall not attach or permit to be attached additional locks or similar devices to any door or window, change existing locks or the mechanism thereof, or make or permit to be made any keys for any door other than those provided by Landlord. If more than two keys for one lock are desired, Landlord will provide them upon payment therefor by Tenant. Tenant, upon termination of its tenancy, shall deliver to the Landlord all keys of offices, rooms and toilet rooms which have been furnished Tenant or which the Tenant shall have had made, and in the event of loss of any keys so furnished shall pay Landlord therefor.

8. If Tenant desires signal, communication, alarm or other utility or similar service connections installed or changed, Tenant shall not install or change the same without the prior approval of Landlord, and then only under Landlord's direction at Tenant's expense. Tenant shall not install in the Premises any equipment which requires more electric current than Landlord is required to provide under this Lease, without Landlord's prior approval and Tenant shall ascertain from Landlord the maximum amount of load or demand for or use of electrical current which can safely be permitted in the Premises, taking into account the capacity of electric wiring in the Property and the Premises and the needs of tenants of the Property, and shall not in any event connect a greater load than such safe capacity.

9. Tenant shall not obtain for use upon the Premises ice, drinking water, towel, janitor and other similar services, except from Persons approved by the Landlord. Any Person engaged by Tenant to provide janitor or other services shall be subject to direction by the manager or security personnel of the Property.

10. The toilet rooms, urinals, wash bowls and other such apparatus shall not be used for any purpose other than that for which they were constructed and no foreign substance of any kind whatsoever shall be thrown therein and the expense of any breakage, stoppage or damage resulting from the violation of this Rule shall be borne by the Tenant who, or whose employees or invitees shall have caused it.

11. The janitorial closets, utility closets, telephone closets, broom closets, electrical closets, storage closets, and other such closets, rooms and areas shall be used only for the purposes and in the manner designated by Landlord, and may not be used by tenants, or their contractors, agents, employees, or other parties without Landlord's prior written consent.

12. Landlord reserves the right to exclude or expel from the Property any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs, or who shall in any manner do any act in violation of any of these Rules. Tenant shall not at any time manufacture, sell, use or give away, any spirituous, fermented, intoxicating or alcoholic liquors on the Premises, nor permit any of the same to occur (except in connection with occasional social or business events conducted in the Premises which do not violate any Laws or bother or annoy any other tenants). Tenant shall not at any time sell, purchase or give away, food in any form by or to any of Tenant's agents or employees or any other parties on the Premises, nor permit any of the same to occur (other than in lunch rooms or kitchens for employees as may be permitted or installed by Landlord, which does not violate any Laws or bother or annoy any other tenant).

13. Tenant shall not make any room-to-room canvass to solicit business or information or to distribute any article or material to or from other tenants or occupants of the Property and shall not exhibit,


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
         sell or offer to sell, use, rent or exchange any products or services in or from the Premises unless ordinarily embraced within the Tenant's use of the Premises specified in the Lease.

14. Tenant shall not waste electricity, water, heat or air conditioning or other utilities or services, and agrees to cooperate fully with Landlord to assure the most effective and energy efficient operation of the Property and shall not allow the adjustment (except by Landlord's authorized Property personnel) of any controls. Tenant shall keep corridor doors closed and shall not open any windows, except that if the air circulation shall not be in operation, windows which are openable may be opened with Landlord's consent. As a condition to claiming any deficiency in the air-conditioning or ventilation services provided by Landlord, Tenant shall close any blinds or drapes in the Premises to prevent or minimize direct sunlight. Space heaters or other air conditioning appliances are strictly prohibited.

15. Tenant shall conduct no auction, fire or "going out of business sale" or bankruptcy sale in or from the Premises, and such prohibition shall apply to Tenant's creditors.

16. Tenant shall cooperate and comply with any reasonable safety or security programs, including fire drills and air raid drills, and the appointment of "fire wardens" developed by Landlord for the Property, or required by Law. Before leaving the Premises unattended, Tenant shall close and securely lock all doors or other means of entry to the Premises and shut off all lights and water faucets in the Premises (except heat to the extent necessary to prevent the freezing or bursting of pipes).

17. Tenant will comply with all municipal, county, state, federal or other government laws, statutes, codes, regulations and other requirements, including without limitation, environmental, health, safety and police requirements and regulations respecting the Premises, now or hereinafter in force, at its sole cost, and will not use the Premises for any immoral purposes.

18. Tenant shall not (i) carry on any business, activity or service except those ordinarily embraced within the permitted use of the Premises specified in the Lease and more particularly, but without limiting the generality of the foregoing, shall not (ii) install or operate any internal combustion engine, boiler, machinery, refrigerating, heating or air conditioning equipment in or about the Premises, (iii) use the Premises for housing, lodging or sleeping purposes or for the washing of clothes, (iv) place any radio or television antennae other than inside of the Premises, (v) operate or permit to be operated any musical or sound producing instrument or device which may be heard outside the Premises, (vi) use any source of power other than electricity, (vii) operate any electrical or other device from which may emanate electrical or other waves which may interfere with or impair radio, television, microwave, or other broadcasting or reception from or in the Property or elsewhere, (viii) bring or permit any bicycle or other vehicle, or dog (except in the company of a blind person or except where specifically permitted) or other animal or bird in the Property, (ix) make or permit objectionable noise or odor to emanate from the Premises, (x) do anything in or about the Premises tending to create or maintain a nuisance or do any act tending to injure the reputation of the Property, (xi) throw or permit to be thrown or dropped any article from any window or other opening of the Property, (xii) use or permit upon the Premises anything that will invalidate or increase the rate of insurance on any policies of insurance now or hereafter carried on the Property or violate the certificates of occupancy issued for the premises or the Property,
         (xiii) use the Premises for any purpose, or permit upon the Premises anything, that may be dangerous to persons or property (including but not limited to flammable oils, fluids, paints, chemicals, firearms or any explosive articles or materials) nor (xiv) do or permit anything to be done upon the Premises in any way tending to disturb any other tenant at the Property or the occupants of neighboring property.


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
19. If the Property shall now or hereafter contain a building parking structure or outer parking area or facility, the following Rules shall apply in such areas or facilities:

         a) Parking shall be available in areas designated generally for tenant parking, for such daily or monthly charges as Landlord may establish from time to time, or as may be provided in any Parking Agreement attached hereto (which, when signed by both parties as provided therein, shall thereupon become effective). In all cases, parking for Tenant and its employees and visitors shall be on a "first come, first served," unassigned basis, with Landlord and other tenants at the Property, and their employees and visitors, and other Persons to whom Landlord shall grant the right or who shall otherwise have the right to use the same, all subject to these Rules, as the same may be amended or supplemented, and applied on a non-discriminatory basis, all as further described in Section 7 of the Lease. Notwithstanding the foregoing to the contrary, Landlord reserves the right to assign specific spaces, and to reserve spaces for visitors, small cars, handicapped individuals, and other tenants, visitors of tenants or other Persons, and Tenant and its employees and visitors shall not park in any such assigned or reserved spaces. Landlord may restrict or prohibit full size vans and other large vehicles.

         b) In case of any violation of these provisions, Landlord may refuse to permit the violator to park, and may remove the vehicle owned or driven by the violator from the Property without liability whatsoever, at such violator's risk and expense. Landlord reserves the right to close all or a portion of the parking areas or facilities in order to make repairs or perform maintenance services, or to alter, modify, re-stripe or renovate the same, or if required by casualty, strike, condemnation, act of God, Law or governmental requirement, or any other reason beyond Landlord's reasonable control. In the event access is denied for any reason, any monthly parking charges shall be abated to the extent access is denied, as Tenant's sole recourse. Tenant acknowledges that such parking areas or facilities may be operated by an independent contractor not affiliated with Landlord, and Tenant acknowledges that in such event, Landlord shall have no liability for claims arising through acts or omissions of such independent contractor, if such contractor is reputable.

         c) Hours shall be 6:00 A.M. to 8:00 P.M., Monday through Friday, and 10:00 A.M. to 1:00 P.M. on Saturdays excluding Holidays, or such other hours as may be reasonably established by Landlord or its parking operator from time to time; cars must be parked entirely within the stall lines, and only small cars may be parked in areas reserved for small cars; all directional signs and arrows must be observed; the speed limit shall be 5 miles per hour, spaces reserved for handicapped parking must be used only by vehicles properly designated; every parker is required to park and lock his own car; washing, waxing, cleaning or servicing of any vehicle is prohibited; parking spaces may be used only for parking automobiles; parking is prohibited in areas: (a) not striped or designated for parking, (b) aisles, (c) where "no parking" signs are posted, (d) on ramps, and (e) loading areas and other specially designated areas. Delivery trucks and vehicles shall use only those areas designated therefor.


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